UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Osteotech, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 21, 2007
Dear Stockholders:
     It is my pleasure to invite you to the 2007 Annual Meeting of Stockholders of Osteotech, Inc. The meeting will be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on June 21, 2007 at 9:00 a.m. local time. During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting of Stockholders and Proxy Statement and give a report on the Company’s business operations. There will also be time for questions.
     This booklet includes the Notice of Annual Meeting of Stockholders and Proxy Statement. The Proxy Statement provides certain information regarding Osteotech’s directors, executive officers, compensation of management and corporate governance. At the meeting, stockholders will act on the following matters:
     1. The election of six directors, each for a term of one year (Proposal No. 1);
     2. The adoption of the 2007 Stock Incentive Plan (Proposal No. 2);
     3. The ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007 (Proposal No. 3); and
     4. Any other matters that properly come before the meeting.
     Only stockholders of record at the close of business on April 24, 2007 are entitled to vote at the meeting or at any postponement or adjournment. A list of stockholders entitled to vote at the meeting will be available for inspection at Osteotech’s offices at 51 James Way, Eatontown, NJ 07724 for at least 10 days prior to the meeting, and will also be available for inspection at the meeting.
     We hope that you will be able to attend the Annual Meeting. If you need special assistance at the meeting, please contact the Investor Relations department at the Company. Whether or not you plan to attend, please complete the enclosed proxy card and sign, date and return it promptly so that your shares will be represented. Sending in your proxy will not prevent you from voting in person at the meeting.

By Order of the Board of Directors,

/s/ Sam Owusu-Akyaw

SAM OWUSU-AKYAW
President and Chief Executive Officer
May 9, 2007
YOUR VOTE IS IMPORTANT!
     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY CARD IN THE ENCLOSED RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. PLEASE SEE THE INSTRUCTIONS ON THE PROXY CARD. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SUBMITTED YOUR PROXY CARD.

i

ii

Osteotech, Inc.
51 James Way
Eatontown, NJ 07724
(732) 542-2800

PROXY STATEMENT

     Osteotech, Inc. (“Osteotech” or the “Company”) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Board of Directors of the Company to be used at the Annual Meeting of Stockholders to be held on June 21, 2007, beginning at 9:00 a.m., at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, NJ 07724, and at any postponements or adjournments thereof. The approximate date of mailing for this proxy statement and proxy card as well as a copy of Osteotech’s 2006 Annual Report is May 9, 2007.
ABOUT THE MEETING
What is the purpose of the annual meeting?
     At Osteotech’s annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including:
•	the election of six directors, each for a term of one year (Proposal No. 1);

•	the adoption of the 2007 Stock Incentive Plan (Proposal No. 2); and

•	the ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007 (Proposal No. 3).
     In addition, management will report on our performance during 2006 and respond to questions from stockholders.
Who is entitled to vote?
     Only stockholders of record at the close of business on the record date April 24, 2007, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon. Stockholders do not have cumulative voting rights.
Who can attend the meeting?
     All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Cameras, recording devices and other electronic devices will not be permitted at the meeting. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting. Parking is available free of charge in the hotel parking lot.
What constitutes a quorum?
     The presence at the meeting, in person or by proxy, of the holders of one-third of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of April 24, 2007, the record date, 17,428,097 shares of Osteotech’s common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered present at the meeting.
How do I vote?
     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder as of the record date and attend the meeting, you may deliver your completed proxy card in person. If you are a “street name” stockholder and you wish to vote at the meeting, you will need to obtain a proxy from the institution that holds your shares and present it to the inspector of elections with your ballot when you vote at the annual meeting.
Can I change my vote after I return my proxy card?
     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with Osteotech’s Assistant Secretary either a notice of revocation or a duly executed proxy bearing a later date. If you are a “street name” stockholder you may vote in person at the annual meeting if you obtain a proxy as described in the answer to the previous question. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.
Can I vote by telephone or electronically?
     No. We have not instituted any mechanism for telephone or electronic voting. “Street name” stockholders, however, may be able to vote electronically through their brokers. If so, instructions regarding electronic voting will be provided by the broker as part of the package which includes this proxy statement.
What are the Board’s recommendations?
     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:
•	FOR Proposal No. 1, election of the nominated slate of directors;

•	FOR Proposal No. 2, adoption of the 2007 Stock Incentive Plan; and

•	FOR Proposal No. 3, ratification of the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.
     Pursuant to the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?
     Election of directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked “WITHHOLD AUTHORITY” or “FOR ALL EXCEPT” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.
     Other proposals. For each other proposal, the affirmative vote of the holders of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval. A properly executed proxy card marked “ABSTAIN” with respect to any such matter will not be voted on such matter, although it will be counted for purposes of determining whether there is a quorum and in determining the number of shares necessary for approval of such matter. Accordingly, an abstention will have the effect of a negative vote.
     Broker non-votes. For shares held in “street name” through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum.
How can I obtain Osteotech’s corporate governance information?
     Copies of Osteotech’s Code of Business Conduct and Ethics as well as the charters for Osteotech’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are available on our website at www.osteotech.com. In addition, a copy of such documents will also be made available to our shareholders upon request by contacting our Investor Relations Department by calling 732-542-2800 or through e-mail request from our website at www.osteotech.com/finrequest.htm.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Who are the largest owners of Osteotech’s stock?
     The following table sets forth information regarding ownership of the Company’s Common Stock as of April 1, 2007 or earlier date for information based on filings with the Securities and Exchange Commission by each person known to the Company to own more than 5% of the outstanding shares of the Common Stock. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

Name and Address of Beneficial Owner or Identity	Amount and Nature of	Percent
of Group	Beneficial Ownership(1)	of Class(2)
Group comprised of Heartland Advisors, Inc. and William J. Nasgovitz, 789 North Water Street, Suite 500, Milwaukee, Wisconsin 53202(3)	1,975,710	11.3%

Group comprised of John F. White, James F. Rice, Kenneth L. Wolfe, Foster L. Aborn and Kairos Partners III Limited Partnership, 600 Longwater Drive, Suite 204, Norwell, MA 02061(4)	1,669,622	9.6%

Dimensional Fund Advisors LP, 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401(5)	1,136,553	6.5%

(1)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after April 1, 2007. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.

(2)	The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of April 1, 2007 by (ii) the sum of (A) the number of shares of common stock outstanding as of April 1, 2007 plus (B) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of April 1, 2007 or which will become exercisable within 60 days after April 1, 2007.

(3)	The information set forth with respect to the Heartland Advisors, Inc. group is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 12, 2007. The shares may be deemed beneficially owned within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934 by (1) Heartland Advisors, Inc. by virtue of its investment discretion and voting authority granted by certain clients, which may be revoked at any time; and (2) William J. Nasgovitz, as a result of his ownership interest in Heartland Advisors, Inc. Heartland Advisors, Inc. and Mr. Nasgovitz each have shared voting and investment power over the shares and specifically disclaim beneficial ownership of any shares reported on the Schedule 13D.

(4)	The information set forth with respect to the Kairos Partners group is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 8, 2006. Shares reported therein as beneficially owned by Messrs. White, Rice, Wolfe and Aborn represent shares held by Kairos Partners II Limited Partnership and Kairos Partners III Limited Partnership (collectively, the “Kairos Partnerships”). Each of Messrs. White, Rice, Wolfe and Aborn is a member of the investment committee of the Kairos Partnerships. Such committee has shared voting and investment power over such shares. The chairman of our Board of Directors, Kenneth P. Fallon, III, is an Associate with Kairos Partners.

(5)	The information set forth with respect to Dimensional Fund Advisors LP (formerly Dimensional Fund Advisors Inc.) is based on information contained in a statement on Schedule 13G/A filed with the SEC on February 9, 2007. Dimensional, an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the “Funds.” In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the securities of the Company described in the Schedule 13G/A that are owned by the Funds, and may be deemed to be the beneficial owner of the shares of the Company held by the Funds. However, all securities reported in the Schedule 13G/A are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. In addition, the filing of the Schedule 13G/A shall not be construed as an admission that the reporting person or any of its affiliates is the beneficial owner of any securities covered by the Schedule 13G/A for any other purposes than Section 13(d) of the Securities Exchange Act of 1934.
How much stock do Osteotech’s directors and executive officers own?
     The following table sets forth information regarding ownership of the Common Stock as of April 1, 2007 by (a) each director and nominee for director of the Company, (b) the Company’s Chief Executive Officer, Chief Financial Officer and each other executive officer named in the compensation tables appearing later in this Proxy Statement and (c) all directors and executive officers as a group. The information in this table is based solely on statements in filings with the Securities and Exchange Commission (the “SEC”) or other reliable information.

		Amount and
		Nature of	Percent of
Name and address of beneficial		Beneficial	shares
owner or identity of group(1)	Position	Ownership(2)	outstanding(3)
Kenneth P. Fallon, III(4)	Chairman of the Board	127,750	*

Sam Owusu-Akyaw(5)	President, Chief Executive Officer and Director	227,752	1.3%

Stephen S. Galliker(6)	Director	30,000	*

Robert W. Gunn	Director	0	*

Robert J. Palmisano (7)	Director	15,000	*

James M. Shannon (8)	Director	0	*

Stephen J. Sogin, Ph.D.(9)	Director	140,372	*

Mark H. Burroughs (10)	Executive Vice President and Chief Financial Officer	110,250	*

Richard Russo(11)	President International	194,472	1.1%

		Amount and
		Nature of	Percent of
Name and address of beneficial		Beneficial	shares
owner or identity of group(1)	Position	Ownership(2)	outstanding(3)
Robert M. Wynalek (12)	President Domestic	74,000	*

Robert W. Honneffer (13)	Senior Vice President, Operations	40,250	*

All executive officers and directors as a group (11 persons)(14)		959,846	5.2%

*	Represents less than 1% of Osteotech’s outstanding common stock.

(1)	The address of all executive officers and directors is c/o Osteotech, Inc., 51 James Way, Eatontown, New Jersey, 07724.

(2)	Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership as of April 1, 2007 or within 60 days after April 1, 2007. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Includes shares of common stock purchased by executive officers pursuant to Osteotech’s Employee Stock Purchase Plan through December 31, 2006.

(3)	The percentage of stock outstanding for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholder as of April 1, 2007 by (ii) the sum of (A) the number of shares of common stock outstanding as of April 1, 2007 plus (B) the number of shares issuable upon exercise of options held by such stockholder which were exercisable as of April 1, 2007 or which will become exercisable within 60 days after April 1, 2007.

(4)	Includes 112,500 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(5)	Includes 215,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(6)	Includes 30,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(7)	Includes 15,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(8)	Mr. Shannon was elected to the Board of Directors on March 29, 2007.

(9)	Includes 135,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007. Dr. Sogin is not standing for re-election at the Annual Meeting.

(10)	Includes 105,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(11)	Includes 181,613 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(12)	Includes 74,000 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

(13)	Includes 38,250 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007. Excludes 100 shares owned by Mr. Honneffer’s adult son.

(14)	Includes 906,613 shares underlying options which are currently exercisable or which will become exercisable within 60 days after April 1, 2007.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
     Under Osteotech’s Bylaws, all directors elected by the stockholders are elected for a one-year term or until their successors are duly elected and qualified. Each of the nominees has consented to serve a one-year term or until his successor is duly elected and qualified. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.
Director Nomination Process
     Criteria for Board Membership. The Charter of the Nominating and Corporate Governance Committee, or Nominating Committee, sets forth the criteria for identifying and recommending new candidates to serve as directors. In considering potential candidates of the Board, the Nominating Committee will give equal consideration to director candidates recommended by shareholders and the Nominating Committee’s own candidates, provided that the shareholder recommendations are made in accordance with the procedures described below. Candidates will be interviewed by the Nominating Committee to evaluate the following, among other qualifications it may deem appropriate:
•	Experience as a board member of another publicly traded corporation, experience in industries or with technologies relevant to Osteotech, accounting or financial reporting experience, or such other professional experience which the Nominating Committee determines qualifies an individual for Board service;

•	Candidates’ business judgment and temperament, ethical standards, view of the relative responsibilities of a board member and management, independent thinking, articulate communication and intelligence; and

•	Any other factors, as the Nominating Committee deems appropriate, including judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.
     Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company. As described in our Bylaws, such stockholder’s proposal regarding nominees for director shall set forth: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and (b) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, (ii) the class and number of shares of capital stock of the Company which are owned beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (iv) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to be, or is, (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Such proposal should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholders’ Proposals” below. The procedures for submitting stockholder nominees and the advance notice provisions regarding timely submission of such nominees were adopted in connection with the amendment and restatement of our Bylaws in August 2005.

     Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. Current directors standing for reelection are not required to participate in an interview process. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if the Nominating Committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate’s qualifications and check relevant references. In addition, such candidates will be interviewed by at least one member of the Nominating Committee. Candidates meriting serious consideration will be interviewed in person or by telephone by all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the Committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.
     Each of the nominees listed in this Proxy Statement are current directors standing for re-election. One of the nominees for the 2007 Annual Meeting, Robert W. Gunn, was appointed by the Board of Directors in August 2006 and another nominee, James M. Shannon, was appointed by the Board of Directors in March 2007. Mr. Gunn was initially identified as a director candidate by Mr. Owusu-Akyaw. Mr. Shannon was recommended as a candidate to the Nominating Committee by an unrelated third party who did not receive a fee in connection with such recommendation. Prior to their election as directors, both Mr. Gunn and Mr. Shannon were interviewed and evaluated by the Nominating Committee and the Board in accordance with the procedure set forth above.
Board Nominees for the 2007 Annual Meeting
     The Nominating Committee recommended that all of the current directors be nominated for re-election to the Board except Stephen J. Sogin, who is not standing for re-election at the 2007 Annual Meeting. The Board voted to follow this recommendation as reflected in this Proposal No. 1, Election of Directors. Pursuant to the Board’s authority under our Bylaws, the Board voted the decrease the size of the Board from seven to six as of the 2007 Annual Meeting.
     The Board is submitting the following six nominees for election as directors of Osteotech for a one-year term or until their successors are duly elected and qualified.

		Director	Current Position
Name	Age	Since (1)	With Company
Kenneth P. Fallon, III	68	1995	Chairman of the Board

Sam Owusu-Akyaw	54	2004	President, Chief Executive Officer and Director

Stephen S. Galliker	60	2004	Director

Robert W. Gunn	59	2006	Director

Robert J. Palmisano	62	2005	Director

James M. Shannon	55	2007	Director

(1)	The current term of each current director expires at the 2007 Annual Meeting to be held on June 21, 2007.

Business Experience of Nominees to the Board
     Kenneth P. Fallon, III has served as a director of Osteotech since June 1995, and as Chairman of the Board since November 2005. Since March 2004, Mr. Fallon has been an Associate with Kairos Partners, an investment firm and a shareholder that owns approximately 9.6% of the Company’s outstanding stock. Mr. Fallon retired as the Chairman of the Board of Axya Medical, Inc., a Massachusetts based privately held medical device company, in March 2003 and was the Chief Executive Officer of Axya Medical Inc., from May 1999 until December 2002. In 1997 and 1998, Mr. Fallon was President of the surgical business at Haemonetics Corporation. In 1994 and 1995, Mr. Fallon served as Chief Executive Officer and Chairman of the Board of UltraCision Incorporated, a manufacturer of advanced technology medical devices. UltraCision was sold to Ethicon EndoSurgery, a unit of Johnson & Johnson, Inc., in November 1995. From 1992 through 1994, Mr. Fallon served as President and Chief Executive Officer of American Surgical Technologies Corporation. Mr. Fallon was President, U.S. Operations of Zimmer, Inc., then a subsidiary of Bristol-Myers Squibb Company from 1991 to 1992. From 1985 through 1991 he served as President of Zimmer’s Orthopaedic Implant Division, and from 1983 to 1985 as its Vice President of Marketing. Mr. Fallon previously served in positions of significant responsibility with the Codman and Orthopedic Divisions of Johnson & Johnson, Inc. Mr. Fallon is also a director of Conformis Inc., a privately held medical device firm. Mr. Fallon has a B.B.A. degree in marketing from the University of Massachusetts and a M.B.A. degree from Northeastern University.
     Sam Owusu-Akyaw joined Osteotech in July 2004 as President and Chief Operating Officer and a member of the Board of Directors. Since January 2006, he has served in his current position of President, Chief Executive Officer and Director. Prior to joining Osteotech, Mr. Owusu-Akyaw served as General Manager of Medtronic Midas Rex and Vice President of Medtronic, Inc. from 2000 through June 2004, and Chief Operating Officer of Medtronic Midas Rex from 1999 to 2000. Mr. Owusu-Akyaw was Vice President of Operations of DePuy-Acromed (a Johnson & Johnson Company) from 1998 to 1999 and Vice President of Acromed, Inc. from 1996 to 1998. Mr. Owusu-Akyaw was Vice President, BMS Productivity for Growth Initiative of Bristol-Myers Squibb Company from 1994 to 1996. From 1977 to 1994, Mr. Owusu-Akyaw served in positions of increasing responsibility with Zimmer, Inc. (at that time a Bristol-Myers Squibb Company). Mr. Owusu-Akyaw has a B.A. degree in accounting and computer science from Manchester College and an M.B.A. in finance and operations from the University of Houston.
     Stephen S. Galliker has served as a director of Osteotech since March 2004. Since September 1999, Mr. Galliker has served as Executive Vice President, Finance and Administration, and Chief Financial Officer of Dyax Corp., a biopharmaceutical company. He was Chief Financial Officer of Excel Switching Corporation, a developer and manufacturer of open switching platforms for telecommunications networks from July 1996 to September 1999, and was Excel’s Vice President, Finance and Administration from September 1997 to September 1999. Mr. Galliker was employed by UltraCision, Inc., a developer and manufacturer of ultrasonically powered surgical instruments from September 1992 to June 1996. At UltraCision, Inc., Mr. Galliker was Chief Financial Officer and Vice President of Finance until November 1995 and Chief Operating Officer from December 1995 to June 1996. Mr. Galliker has a B.S.B.A. in management and finance from Georgetown University and a M.B.A. from the University of Chicago.
     Robert W. Gunn has served as a director of Osteotech since September 2006. Since September 2004, Mr. Gunn has been a member of Accompli, LLC, a change advisory firm serving Global 200 companies in the U.S. and Europe. From November 1999 until September 2004, Mr. Gunn was Executive Vice President Client Relations and Marketing as well as a member of the Executive Committee for Exult, Inc., a human resources business process outsourcing firm serving Global 500 companies. In 1991, Mr. Gunn founded Gunn Partners, Inc., a 50 person consulting firm that served Global 300 accounts in the U.S., Europe and Asia. Gunn Partners, Inc. was sold to Exult, Inc. in November 1999. From 1981 until 1991, Mr. Gunn was a voting partner with AT Kearney, a global management consulting firm. From March 1978 to June 1981, he was a principal at William E. Hill & Company, a boutique strategy advisory firm in New York. Mr. Gunn served on the Board of Directors of Equitant, Inc., an outsourcing firm located in Ireland, from June 2002 to September 2005. Mr. Gunn graduated with an AB degree from Williams College and has a M.B.A. from the Wharton School at the University of Pennsylvania.

     Robert J. Palmisano has served as a director of Osteotech since March 2005. Since April 2003, Mr. Palmisano has been the President, Chief Executive Officer and a director of IntraLase Corp., a company engaged in the design, development and manufacture of laser products for vision correction, which was acquired by Advanced Medical Optics, Inc. in April 2007. Prior to joining IntraLase, from April 2001 to April 2003, Mr. Palmisano was the President, Chief Executive Officer and a director of MacroChem Corporation, a development stage pharmaceutical corporation. From April 1997 to January 2001, Mr. Palmisano served as President and Chief Executive Officer and a director of Summit Autonomous, Inc., a global medical products company that was acquired by Alcon, Inc. in October 2000. Prior to 1997, Mr. Palmisano held various executive positions with Bausch & Lomb Incorporated, a global eye care company. In addition, Mr. Palmisiano has been a director of Songbird Hearing Corporation since May 2002 and a director of OraMetrix, Inc. since October 2005. Mr. Palmisano earned his B.A. in Political Science from Providence College.
     James M. Shannon has served as a director of Osteotech since March 2007. Since June 2002, Mr. Shannon has been the President and Chief Executive Officer of the National Fire Protection Association (NFPA), an international organization which is the world’s leading advocate for fire prevention, providing and developing codes and standards, research, training and education. From 1991 until June 2002, he was Senior Vice President and General Counsel of the NFPA. Formerly, Mr. Shannon was the Attorney General of the Commonwealth of Massachusetts from 1987 to 1991 and a Senior Partner at the law firm of Hale & Dorr from 1985 to 1987. From 1979 to 1985, Mr. Shannon represented the Commonwealth of Massachusetts in the Unites States House of Representatives, where he served as a member of the Ways and Means Committee for six years and served on the Trade, Health and Social Security Subcommittees. Mr. Shannon received his B.A. degree from Johns Hopkins University and his J.D. from George Washington University.
Board Recommendation and Stockholder Vote Required
     The Board of Directors recommends a vote FOR the election of each of the nominees named above (Proposal No. 1 on the proxy card). The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.
Family Relationships
     There are no family relationships among any of the Company’s directors or executive officers.
DIRECTOR COMPENSATION
How are directors compensated?
     Under the Company’s non-employee director compensation policy, members of the Board who are not executive officers of Osteotech are compensated as follows:
     Members of the Board. Each director who is not an executive officer of Osteotech receives $15,000 per annum and an annual equity grant of either an option to purchase 15,000 shares of our common stock or 5,000 restricted stock units (RSUs) under our 2000 Stock Plan in consideration of the member’s serving on the Board. In 2006, the director equity grant was 5,000 RSUs. Each Board member who was not an executive officer of Osteotech is entitled to receive $1,000 for each Board meeting attended in excess of five per year and reimbursement for travel and related expenses incurred in connection with attendance at all meetings. During 2006, Board members who were not executive officers of Osteotech did not receive any additional fees for their attendance at board meetings.
     Chairperson of the Board. In addition to the annual compensation for the members of the Board who are not executive officers of Osteotech described above under “Members of the Board,” the Chairperson of the Board receives $20,000 per annum in consideration of the additional duties and responsibilities required of the Chairperson of the Board. The Chairperson of the Board receives no additional compensation for serving as a member or chairperson of any Board committees.

     Chairperson of our Board Committees. In addition to the annual compensation for the members of the Board who are not executive officers of Osteotech described above under “Members of the Board,” the Chairperson of the Audit Committee receives $10,000 per annum and the Chairperson of each of our other Board committees receives $5,000 per annum in consideration of the additional duties and responsibilities required of a Chairperson of a Board committee.
     Non-Chairperson Members of the Board Committees. In addition to the annual compensation for the members of the Board who are not executive officers of Osteotech described above under “Members of the Board,” the members of each Board committee who do not serve as the Chairperson of such committee receive $2,500 per annum for each Board committee on which they serve in consideration of the additional duties and responsibilities required of Board committee membership.
     Under our director compensation policies, directors who also serve as executive officers receive no additional compensation for serving as a director. See “Summary Compensation Table” on page 28.
     A summary of compensation paid to each of Osteotech’s directors during fiscal year 2006 is set forth below.

DIRECTOR COMPENSATION IN LAST FISCAL YEAR
						Change in Pension
						Value and
						Nonqualified
					Non-Equity	Deferred	All Other
	Fees Earned or Paid in				Incentive Plan	Compensation	Compensation
Name	Cash ($)	Stock Awards ($)*		Option Awards ($)	Compensation ($)	Earnings ($)	($)(20)	Total ($)
Kenneth P. Fallon, III	$35,000	$10,007	(1)(2)	—(3)	—	—	$11,635	$56,642

Stephen S. Galliker	27,500	10,007	(1)(4)	—(5)	—	—	—	37,507

Robert W. Gunn	5,833	6,160	(6)(7)	—(8)	—	—	—	11,993

Robert J. Palmisano	21,875	10,007	(1)(9)	—(10)	—	—	—	31,882

Stephen J. Sogin, Ph.D.	19,375	10,007	(1)(11)	—(12)	—	—	4,440	33,822

Richard W. Bauer (former director) (21)	—(13)		—(14)	—(15)	—	—	—	—

Donald D. Johnston (former director) (22)	8,750		—(16)	—(17)	—	—	—	8,750

Thomas M. Patton (former director) (23)	15,000		—(18)	—(19)	—	—	—	15,000

*	Fair value of stock awards is determined in accordance with FAS 123R. Assumptions used in the calculations are included in the Company’s audited financial statements for the year ended December 31, 2006 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006.

(1)	5,000 Restricted Stock Units granted on June 21, 2006 and fully vesting on June 21, 2007.

(2)	As of the end of fiscal year 2006, Mr. Fallon had 5,000 stock awards outstanding.

(3)	As of the end of fiscal year 2006, Mr. Fallon had 112,500 option awards outstanding.

(4)	As of the end of fiscal year 2006, Mr. Galliker had 5,000 stock awards outstanding.

(5)	As of the end of fiscal year 2006, Mr. Galliker had 30,000 option awards outstanding.

(6)	5,000 Restricted Stock Units granted on September 1, 2006 and fully vesting on September 1, 2007.

(7)	As of the end of fiscal year 2006, Mr. Gunn had 5,000 stock awards outstanding.

(8)	As of the end of fiscal year 2006, Mr. Gunn had no option awards outstanding.

(9)	As of the end of fiscal year 2006, Mr. Palmisano had 5,000 stock awards outstanding.

(10)	As of the end of fiscal year 2006, Mr. Palmisano had 15,000 option awards outstanding.

(11)	As of the end of fiscal year 2006, Dr. Sogin had 5,000 stock awards outstanding.

(12)	As of the end of fiscal year 2006, Dr. Sogin had 135,000 option awards outstanding.

(13)	Mr. Bauer did not receive any compensation for his service on the Company’s Board of Directors during 2006, however he did receive payments under a retirement agreement dated November 22, 2005 relating to his retirement as the Company’s Chief Executive Officer as of December 31, 2005.

(14)	As of the end of fiscal year 2006, Mr. Bauer had no stock awards outstanding.

(15)	As of the end of fiscal year 2006, Mr. Bauer had 441,250 option awards outstanding.

(16)	As of the end of fiscal year 2006, Mr. Johnston has no stock awards outstanding.

(17)	As of the end of fiscal year 2006, Mr. Johnston had 116,250 option awards outstanding.

(18)	As of the end of fiscal year 2006, Mr. Patton has no stock awards outstanding.

(19)	As of the end of fiscal year 2006, Mr. Patton had 30,000 option awards outstanding.

(20)	Consists of Osteotech’s cost for medical and dental benefits.

(21)	Mr. Bauer retired as a director at the expiration of his term in June 2006.

(22)	Mr. Johnston retired as a director at the expiration of his term in June 2006.

(23)	Mr. Patton resigned from the Board effective July 31, 2006 as a result of a potential conflict of interest. His resignation was not the result of any disagreement.
CORPORATE GOVERNANCE
Code of Ethics
     Osteotech has adopted a code of ethics that applies to all officers and employees, including its principal executive officer and principal financial officer/principal accounting officer. This code of ethics is included in the Code of Business Conduct and Ethics which is available on Osteotech’s website at www.osteotech.com.
Which directors are independent?
     The Board of Directors has determined that Messrs. Fallon, Galliker, Gunn, Palmisano, Sogin, and Shannon are, and former directors Mr. Thomas M. Patton and Mr. Donald D. Johnston were independent under applicable Nasdaq rules. Under applicable SEC and Nasdaq rules, the existence of certain “related party” transactions above certain thresholds between a director and the Company are required to be disclosed and preclude a finding by the Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, the Board considered certain other relationships in making its independence determinations, including Mr. Fallon’s relationship with Kairos Partners, one of our largest shareholders, and determined in each case that such other relationships did not impair the director’s ability to exercise independent judgment on behalf of the Company.
Can shareholders communicate directly with the directors?
     Shareholders can communicate directly with the directors. All communications should be sent in care of the Assistant Secretary of Osteotech at Osteotech’s address and should prominently indicate on the outside of the envelope that it is intended for the Board of Directors, for a specific non-employee director or for a particular committee of the directors. If no director is specified, the communication will be forwarded to the entire Board.
How often did the Board meet during 2006?
     The Board of Directors met seven times during 2006. Each director attended at least 75% of the total number of meetings of the Board and committees on which he served during the period for which he served during fiscal year 2006. The independent directors of the Board meet in an executive session prior to or during each in-person meeting of the Board.

How many directors attended the 2006 annual meeting of shareholders?
     Osteotech does not have a policy requiring the directors to attend the shareholders’ meeting, however, all of our directors attended the 2006 annual meeting. It is expected that all of our nominees for director will attend the 2007 annual meeting.
What committees has the Board established?
     The Board of Directors has standing Executive, Compensation, Audit and Nominating and Corporate Governance Committees. The membership of the standing committees as of April 1, 2007 is as follows:

Nominating
and Corporate
	Executive	Compensation	Audit	Governance
Name	Committee	Committee	Committee	Committee
Sam Owusu-Akyaw	*
Kenneth P. Fallon, III	*			* *
Robert W. Gunn		*	*
Stephen S. Galliker		*	* *
Robert J. Palmisano	*	* *		*
James M. Shannon			*	*

*	Member

**	Chair. There is no Chair of the Executive Committee.
     Audit Committee. As of April 1, 2007, the Audit Committee consists of Mr. Galliker (Chairman), Mr. Gunn and Mr. Shannon. Dr. Sogin served on the Audit Committee throughout 2006 and through March 29, 2007 when the Board appointed Mr. Shannon to replace Dr. Sogin on the Audit Committee upon his decision not to stand for re-election to the Board. Our common stock is traded on the Nasdaq Global Market. In compliance with audit committee requirements for Nasdaq companies, all members of the Audit Committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards and in Rule 10A-3 promulgated under the Exchange Act. Each of the members is able to read and understand financial statements, including a balance sheet, income statement and statement of cash flow. The Board has determined that Mr. Galliker is an “audit committee financial expert” as such term is defined under the applicable Securities and Exchange Commission rules. The Audit Committee met seven times during 2006. The Audit Committee has adopted a Charter, which may be found on our website at www.osteotech.com. The Charter describes the primary purpose of the Audit Committee as assisting the Board of Directors (the “Board”) in fulfilling its responsibility to oversee management’s conduct of the Company’s financial reporting process and to ensure that the Company’s financial condition and results of operations are fully, timely, fairly, accurately and understandably reported to the Company’s investors and the investment community in general. The charter specifies that the Audit Committee is to fulfill its purpose by overviewing:
•	the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other user thereof;

•	the Company’s systems of internal accounting and financial controls and management’s evaluation thereof in accordance with the Sarbanes-Oxley Act of 2002;

•	the annual independent audit of the Company’s consolidated financial statements and internal control over financial reporting conducted by the Company’s independent registered public accounting firm; and

•	the Company’s legal compliance and ethics programs as established by management and the Board.
     See the “Report of the Audit Committee of the Board of Directors” beginning on page 16.
     Nominating and Corporate Governance Committee. As of April 1, 2007, the Nominating Committee consists of Mr. Fallon (Chairman), Mr. Shannon and Mr. Palmisano. The Board has determined that all of the members of the Nominating Committee are independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Nominating Committee met two times in 2006. The Nominating Committee has adopted a charter, a copy of which may be found on our website at www.osteotech.com.
     The purpose of the Nominating Committee is to:
•	assess the qualifications of potential director nominees and candidates;

•	determine the slate of director nominees for election to Osteotech’s Board of Directors;

•	identify and recommend candidates to fill vacancies on the Board occurring between annual meetings of stockholders; and

•	develop and recommend to the Board a set of corporate governance principles applicable to Osteotech.
     Compensation Committee. As of April 1, 2007, the Compensation Committee consists of Mr. Palmisano (Chairman), Mr. Galliker and Mr. Gunn. Dr. Sogin served on the Compensation Committee throughout 2006 and through March 29, 2007, when the Board appointed Mr. Gunn to replace Dr. Sogin on the Compensation Committee upon his decision not to stand for re-election to the Board. The Board has determined that all of the members of the Compensation Committee are independent directors in accordance with Rule 4200(a)(15) of the Nasdaq listing standards. In 2006, the Compensation Committee met four times. The Compensation Committee has adopted a charter, a copy of which may be found on our website at www.osteotech.com.
     The purposes of the Compensation Committee are to assist the Company’s Board of Directors in the discharge of its responsibilities with respect to compensation for the Company’s executive officers and independent directors, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity-based compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize or permit the Committee to undertake or assume responsibility for. The specific authority delegated to the Compensation Committee pursuant to its charter includes:
•	determining the amount and form of compensation paid to the Company’s Chief Executive Officer;

•	determining the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Compensation Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel;

•	administering the Company’s equity compensation plans;

•	selecting, engaging, compensating and terminating compensation consultants, legal counsel and such other advisors as it deems necessary and advisable, and delegating these authorities to officers of the Company as the Compensation Committee deems necessary in order to assist it in carrying out its responsibilities and functions; and

•	preparing an annual report to the Company’s stockholders on executive compensation and reviewing the Company’s Compensation Discussion and Analysis.

     Except for determining the amount and form of the Chief Executive Officer’s compensation, the Compensation Committee may delegate its authority to a subcommittee of the Compensation Committee. In addition, to the extent permitted by applicable law, the Compensation Committee may delegate to a subcommittee comprised of one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees or consultants (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company.
     Our Chief Executive Officer makes recommendations to the Compensation Committee on compensation for the Company’s other officers, including salary increases, bonuses and equity grants, based on his assessment of the individual’s performance as measured against that individual’s targeted performance goals. The Compensation Committee reviews these recommendations and independently determines the compensation for such officers.
     In December 2006, the Compensation Committee determined that the advice of an outside compensation consulting firm was necessary to assist the Compensation Committee in determining the appropriate long-term compensation for our executive officers. In December 2006, the Company, on behalf of the Compensation Committee, engaged Mercer Human Resource Consulting, an independent compensation consulting firm, to review and provide information on executive officer compensation and its components, and current trends and best practices in executive compensation with a specific focus on long term incentive practices. The scope of the services included a competitive assessment of the compensation of all of our executive officers and a report on long-term incentive market practices. Mercer completed the study and provided a report to the Compensation Committee in March 2007. The Compensation Committee reviewed the Mercer report and requested certain changes, updates and further investigation and resolution of certain matters. Mercer is currently preparing a revised report. No long-term incentives were granted to any officer, including the executive officers, in 2006.
     Executive Committee. The Executive Committee currently consists of Mr. Fallon, Mr. Owusu-Akyaw and Mr. Palmisano and possesses all of the powers of the Board except the power to issue stock, approve mergers with nonaffiliated corporations or declare dividends, and certain other powers specifically reserved by Delaware law to the Board and except as exclusively reserved by the other standing committees of the Board. The Executive Committee did not meet in 2006.
REPORT OF THE AUDIT
COMMITTEE OF THE BOARD OF DIRECTORS
     The Audit Committee operates under a written charter adopted by the Board of Directors, as amended in 2003. Such charter requires that the members of the Audit Committee meet the requirements of the rules and regulations of the SEC, Nasdaq and the Sarbanes-Oxley Act. Each member of the Audit Committee meets all such current requirements.
     The Audit Committee is responsible for monitoring the integrity of Osteotech’s financial statements, the qualifications, performance and independence of Osteotech’s independent registered public accounting firm and Osteotech’s compliance with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm. Committee members are not, however, professionally engaged in the practice of accounting or auditing for the Company and do not provide any special assurance that financial statements comply with laws, regulations or accounting principles generally accepted in the United States or as to the independence of the independent registered public accounting firm. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.
     Management is responsible for Osteotech’s internal controls and the financial reporting process. Management must disclose any “material weakness” in internal controls and may not conclude that controls are effective when such a weakness exists. Osteotech’s independent registered public accounting firm is responsible for performing an independent audit of Osteotech’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon based on their audit and to audit management’s assessment of internal controls. The Audit Committee’s responsibility is to monitor and oversee these processes.

     The Audit Committee has met and held discussions with management and the independent registered public accounting firm, including private sessions with the independent registered public accounting firm and the Chief Financial Officer, as the Audit Committee deemed appropriate, or as requested by the participating parties. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the independent registered public accounting firm.
     Management represented to the Audit Committee that Osteotech’s consolidated financial statements were prepared in accordance with generally accepted accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee also has discussed with management Osteotech’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including Osteotech’s risk assessment and risk management policies.
     The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees,” as amended, including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties.
     Osteotech’s independent registered public accounting firm provided and discussed with the Audit Committee the written disclosure and letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee reviewed and discussed with the independent registered public accounting firm the accounting firm’s independence from Osteotech and its management, including the matters in those written disclosures.
     In addition, the Audit Committee considered the non-audit services provided by the independent registered public accounting firm and the expected fees and costs for those services as described on page 18 under “Audit-Related Fees” and “Tax Fees” during the year ended December 31, 2006. All of the non-audit services have been pre-approved by the Audit Committee. The Audit Committee believes that the retention of the independent registered public accounting firm to provide these non-audit services is compatible with maintaining the independent registered public accounting firm’s independence.
     The Audit Committee discussed with Osteotech’s independent registered public accounting firm, with and without management present, their evaluations of Osteotech’s internal accounting controls and the overall quality of Osteotech’s financial reporting, as well as its compliance with Section 404 of the Sarbanes-Oxley Act, including consideration of the Public Company Accounting Oversight Board’s Auditing Standard No. 2, “An Audit of Internal Control over Financial Reporting Performed in Conjunction with an Audit of Financial Statements.” The Audit Committee has also discussed with management the process used to support certifications by Osteotech’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act to accompany Osteotech’s periodic filings with the SEC and the processes used to support management’s report on internal control over financial reporting.
     Based upon the Audit Committee’s discussion with management and the independent registered public accounting firm and the Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Osteotech’s Annual Report on Form 10-K for the year ended December 31, 2006 as filed with the SEC on March 14, 2007.
MEMBERS OF THE AUDIT COMMITTEE
Stephen S. Galliker, Chairman
Robert W. Gunn
Stephen J. Sogin, Ph.D

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Pre-approval Policy
     In accordance with the requirements of the Sarbanes-Oxley Act and the Audit Committee Charter, as amended, all audit and audit-related work and all non-audit work performed by our independent registered public accounting firm must be submitted to the Audit Committee for specific approval in advance, including the proposed fees for such work, and all fees listed below were approved by the Audit Committee. The Audit Committee has not delegated any of its responsibilities to management except that the Audit Committee delegated to the Chief Financial Officer the authority to approve tax related activities as long as the independent registered public accounting firm states that the services do not impair independence, have fees of $10,000 or less per project and do not exceed $50,000 in the aggregate for all projects in any one year.
Audit Fees
     Audit fees billed or expected to be billed to Osteotech by BDO Seidman for the audit of the consolidated financial statements for the years ended December 31, 2006 and 2005 included in Osteotech’s Annual Report on Form 10-K, the Sarbanes-Oxley Act Section 404 internal control audits as of December 31, 2006 and 2005, the statutory audits for Osteotech’s foreign subsidiaries and reviews of the consolidated financial statements included in Osteotech’s Quarterly Reports on Form 10-Q for 2006 and the second and third quarters of 2005 totaled $868,111 and $1,054,745 for 2006 and 2005, respectively.
     Audit fees billed to Osteotech by PriceWaterhouseCoopers LLP (PWC) for the audit of the consolidated financial statements for the year ended December 31, 2004 included in Osteotech’s Annual Report on Form 10-K, the Sarbanes-Oxley Act Section 404 internal control audits as of December 31, 2004, the statutory audits for Osteotech’s foreign subsidiaries and the review of the consolidated financial statements included in Osteotech’s Quarterly Reports on Form 10-Q for the three months ended March 31, 2005 totaled $10,700 and $29,728 in 2006 and 2005, respectively.
Audit-related Fees
     The aggregate fees billed to Osteotech by BDO Seidman for audit related services, primarily related to the audit of our employee benefit plan, for the years ended December 31, 2006 and 2005, were $17,000 and $17,299, respectively.
     There were no audit-related fees billed to Osteotech by PWC for 2006 or 2005.
Tax Fees
     The aggregate fees billed to Osteotech by BDO Seidman for tax services for the years ended December 31, 2006 were $89,750. These fees primarily related to tax compliance and tax research. There were no fees billed to Osteotech by BDO for tax services in 2006.
     The aggregate fees billed to Osteotech by PWC for tax services for the years ended December 31, 2006 and 2005 were $36,860 and $4,363, respectively. These fees primarily related to tax compliance, advice and planning services related to Osteotech’s foreign subsidiaries.
All Other Fees
     None.

IDENTIFICATION OF EXECUTIVE OFFICERS

		Current Position
Name	Age	With Company	Officer Since
Sam Owusu-Akyaw	54	President, Chief Executive Officer and Director	2004
Mark H. Burroughs	46	Executive Vice President and Chief Financial Officer	2000
Richard Russo	58	President International	1995
Robert M. Wynalek	47	President Domestic	2004
Robert W. Honneffer	55	Senior Vice President, Operations	2004
BUSINESS EXPERIENCE OF EXECUTIVE OFFICERS
     The following is a description of the background of the executive officers of Osteotech who are not directors:
     Mark H. Burroughs has served as the Company’s Executive Vice President and Chief Financial Officer since January 2006. Mr. Burroughs joined Osteotech in November 2000 as Vice President Finance and Treasurer. Prior to joining Osteotech, Mr. Burroughs was Senior Vice President, Finance for MEDIQ/PRN Life Support Services, Inc. During his nine-year tenure with MEDIQ/PRN, from November 1992 to October 2000, Mr. Burroughs served in a variety of executive level capacities in finance, operations, business development and mergers and acquisitions. Previously, Mr. Burroughs held positions of increasing responsibility for nine years with Deloitte & Touche. Mr. Burroughs is a Certified Public Accountant and has a B.S. in Accounting from Montclair State University.
     Richard Russo joined Osteotech in September 1991, and was elected President International in April 2006. From July 2000 to April 2006, Mr. Russo served as Executive Vice President and General Manager, International. From April 1998 to June 2000, Mr. Russo served as Executive Vice President, Strategic Planning and Business Development and, from October 1995 to April 1998, he served as Senior Vice President, Strategic Planning and Business Development. Prior to that Mr. Russo held a number of progressively more responsible positions with Osteotech in the areas of marketing, business development, clinical research and regulatory affairs. Prior to joining Osteotech, Mr. Russo worked for several leading healthcare companies, having positions of responsibility in marketing, sales, business development, regulatory affairs and clinical research management. Mr. Russo earned a B.A. in philosophy from Boston College and a M.B.A. in marketing from Columbia University.
     Robert M. Wynalek joined Osteotech in September 2004 and was elected President Domestic in April 2006. From September 2004 to April 2006, Mr. Wynalek served as Senior Vice President, Sales & Marketing. Prior to joining Osteotech, Mr. Wynalek had more than 23 years sales and marketing experience in the medical device and related industries. Mr. Wynalek served as Vice President of Marketing for Medtronic Powered Surgical Solutions from April 1999 to September 2004, and as Director, Powered Surgical Systems, a division of Medtronic Sofamor Danek, from June 1996 until April 1999. From September 1990 until June 1996, Mr. Wynalek served in positions of increasing responsibility with Smith & Nephew Orthopaedics. From June 1981 until September 1990, Mr. Wynalek held positions with Becton Dickinson and Company and Levor Brothers Company. Mr. Wynalek has a B.S.B.A. in Marketing from Bowling Green University.
     Robert W. Honneffer joined Osteotech in September 2004 and was elected Senior Vice President Operations in April 2006. From December 2004 to April 2006, Mr. Honneffer served as Vice President Operations and, from September 2004 to December 2004, he served as Vice President Supply Chain & Distribution. Mr. Honneffer has over 30 years of diversified medical device experience. Immediately prior to joining Osteotech, Mr. Honneffer served as Director of Customer Services and Technical Support at Medtronic Powered Surgical Solutions from June 2002 to September 2004. Prior to joining Medtronic, Mr. Honneffer held positions in business development and general management with CASurgica Inc., OrtoMaquet AG, and Unique Instruments Inc. From 1973 until 1997, Mr. Honneffer held various positions of increasing responsibility with Zimmer, Inc., then a division of Bristol-Myers Squibb Inc. Mr. Honneffer has an M.S. in Business Administration from St. Francis College and a B.S. in Mechanical Engineering from Youngstown State University.
EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
     The Compensation Committee determines all compensation paid or awarded to our executive officers, including the Named Executive Officers. The following discussion describes the objectives of our compensation programs, including the philosophy and policies behind the programs, the elements of our compensation programs, and the impact of regulatory requirements on our compensation decisions and programs.
Objectives of Our Compensation Programs
Compensation Philosophy
     The Compensation Committee believes Osteotech must retain, adequately compensate and financially motivate talented and ambitious managers capable of leading Osteotech’s planned expansion in highly competitive fields, in which many of Osteotech’s competitors have greater total resources. The Compensation Committee’s goal is to use Osteotech’s resources wisely by attracting and retaining the most effective and efficient management organization possible. In determining the compensation of the executive officers in 2006, the Compensation Committee utilized established salary administration practices and the standards set forth in the Management Performance Bonus Plan, which was adopted by the Compensation Committee in consultation with Mercer Human Resource Consulting, an independent management compensation consulting firm, and are summarized below.
     The Compensation Committee believes that the best interests of its stockholders will be served if the executive officers are focused on the long-term objectives of Osteotech, as well as the current year’s goals. The Compensation Committee views base salary and cash bonuses to be the best solution to reward and provide incentive for the achievement of current goals and options and stock-based awards to be the best method to provide incentive to management to focus on achieving long-term objectives.
     It should also be noted that:
•	exceptions to the general principles stated herein are made when the Compensation Committee deems them appropriate to the stockholders’ interests;

•	the Compensation Committee regularly considers other forms of compensation and modifications of its present policies, and will make changes as it deems appropriate; and

•	the competitive opportunities to which Osteotech’s executives are exposed frequently come from private companies or divisions of large companies, for which published compensation data is often unavailable, with the result that the Compensation Committee’s information about such opportunities is often anecdotal.
Compensation Policies
     In making compensation decisions for Osteotech’s executive officers, the Compensation Committee compares each element of total compensation against a peer group of publicly-traded companies in competitive industries (the “Compensation Peer Group”). The Compensation Peer Group, which will be periodically reviewed and updated by the Compensation Committee, consists of companies against which the Compensation Committee believes Osteotech competes for talent and stockholder investment. The companies comprising the Compensation Peer Group are:

•	Wright Medical Group, Inc.	•	Exactech Inc.
•	Orthofix International N.V.	•	Cryolife, Inc.
•	Integra Lifesciences Holdings Corporation	•	Lifecell Corporation
•	Kyphon Inc.	•	Kensey Nash Corporation
•	Encore Medical Corp.	•	Lifecore Biomedical, Inc.
•	Regeneration Technologies Inc.	•	Tutogen Medical, Inc.
     Osteotech’s annual revenues ranked at the median of the companies comprising the Compensation Peer Group based on 2005 revenues. There is no pre-established policy or target for the allocation between either cash or non-cash or short-term and long-term incentive compensation. The Compensation Committee determines, at its discretion and in consultation with Mercer Human Resources Consulting, the appropriate level and mix of incentive compensation. The Compensation Committee’s goal is to set total compensation (cash compensation plus long term compensation) for each of the Company’s Named Executive Officers at the median level or higher of companies comprising the Compensation Peer Group. For 2006, the total cash compensation (salary plus bonus) was in line with other companies in the Compensation Peer Group. However, as more fully discussed below, long-term incentive compensation fell below the Compensation Peer Group. The Named Executive Officers did not receive any stock-based awards in 2006.
Components of the Compensation Package
     The compensation package for each of the Named Executive Officers consists of four elements: (1) base salary, (2) Management Performance Bonus Plan, (3) stock-based incentive programs, and (4) various other benefits. In addition, the Named Executive Officers have entered into employment agreements with us, and may be entitled to receive change of control and severance payments. More specific information on each of these elements follows.
     The Compensation Committee independently determines, taking into account the recommendation of the Chief Executive Officer for Named Executive Officers other than the Chief Executive Officer, the amount and allocation of each component of the compensation package for each Named Executive Officer.
Base Salary
     The salaries paid to executive officers were determined in accordance with Osteotech’s salary administration practices utilized by the Compensation Committee. In addition, the Compensation Committee considers input from Mercer Human Resources Consulting, the independent compensation consultant engaged periodically, most recently in March 2007, by management on behalf of the Compensation Committee to review Osteotech’s executive compensation program, including salary levels.
     The range of salary levels paid to the Named Executive Officers were established based upon competitive factors in the marketplace and the level of the executive officer’s position within Osteotech’s management structure. The actual salary paid within such range is based, initially, on qualifications, and on an ongoing basis, upon a combination of the executive officer’s qualifications and the executive officer’s individual performance. The Compensation Committee goal is to set total compensation for the Company’s executive officers that are competitive with total compensation paid to senior executives with comparable experience and responsibilities at companies in the Compensation Peer Group.
     Increases in salaries are generally based upon annual performance appraisals which are conducted annually by the Company’s human resources department for the benefit of the CEO and the Compensation Committee. Beginning in December 2006, performance reviews for Named Executive Officers were and will be conducted at the calendar year end. Performance reviews for the Named Executive Officers with respect to the year ended December 31, 2005 were conducted in April 2006. The Compensation Committee effected salary increases for Mr. Owusu-Akyaw and Mr. Burroughs, pursuant to reviews which were performed effective January 1, 2006 in connection with their promotions to their current positions. Mr. Russo, Mr. Wynalek and Mr. Honneffer received performance-based salary increases effective April 1, 2006 in connection with the performance reviews they received at that time. Effective January 1, 2007, the Compensation Committee effected salary increases for Mr. Burroughs, Mr. Wynalek and Mr. Honneffer, based upon executive compensation data received from a Mercer Human Resources Consulting survey, to adjust their base salaries to be more in line with the competitive marketplace. Although no Named Executive Officers received performance-based salary increases for 2007, the Compensation Committee awarded each Named Executive Officer a supplemental discretionary cash bonus in addition to their cash payments earned under the Management Performance Bonus Plan to compensate for the fact that there was no performance-based salary increase. The amount of this supplemental discretionary cash bonus is disclosed in the table under “Management Performance Bonus Plan” below. The following table summarizes the salary increases for the Named Executive Officers:

	Annual Base	Annual Base	Annual Base
	Salary as of April	Salary as of	Salary as of
Name	1, 2005	January 1, 2006(1)	January 1, 2007
Sam Owusu-Akyaw	$315,000	$370,000	$370,000
Mark H. Burroughs	195,000	230,000	240,000
Richard Russo	280,000	297,000	297,000
Robert M. Wynalek	218,400	245,000	255,000
Robert W. Honneffer	155,300	177,000	197,000

(1)	Salaries for Mr. Russo, Mr. Wynalek and Mr. Honneffer were effective as of April 1, 2006.
Management Performance Bonus Plan
     On June 21, 2006, the Compensation Committee adopted a revised Management Performance Bonus Plan, effective as of January 1, 2006. The Plan provides for the payment of cash bonuses to the Company’s officers, director-level employees and certain other senior managers based on the attainment by the Company of specified performance objectives. The primary objective of the Management Performance Bonus Plan is to provide incentives to the executive officers and other key members of management to achieve financial and business objectives. The program is designed to:
•	emphasize and improve Osteotech’s performance;

•	focus management’s attention on key priorities and goals;

•	reward significant contributions to Osteotech’s success; and

•	attract and retain results-oriented executives and senior managers.
     Each participant in the Plan has a target incentive opportunity equal to a percentage of the participant’s annual base salary. On an annual basis, the Company’s senior management will recommend the target incentive opportunity for consideration by the Compensation Committee and the Compensation Committee will make the ultimate determination of the target incentive opportunity to be applied. The target incentive opportunity is the amount that will be paid if the Company meets all of its performance objectives. The actual payout to participants may be higher, lower or equal to the target incentive opportunity.
     Each year, the Company’s senior management will recommend, for consideration by the Compensation Committee, performance measures that support the Company’s business plan for the coming year and determine appropriate weighting for each performance measure. The Compensation Committee will make the ultimate determination of the performance measures to be applied and the appropriate weighting for each performance measure. Earnings Before Interest and Taxes (“EBIT”) (or Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)) and Revenue Growth will be used as performance measures each year, although additional performance measures may also be established. A minimum, target and maximum performance level for each of the annual performance measures will be set each year. Performance below the minimum will result in no payment for that performance measure. Performance exceeding expectations will result in additional payouts up to the allowed maximum. At the target performance level, participants will receive 100% of their target incentive opportunity.
     For 2006, the performance measures were set as follows: (i) EBIT, (ii) revenue growth, (iii) product development and (iv) reduction in inventory disposal, with each performance measure accounting for 40%, 35%, 15% and 10%, respectively, of the target incentive opportunity. The target incentive opportunity for 2006 for the Chief Executive Officer was 50% of his annual base salary and for each of the Company’s other executive officers was 35% of the participant’s annual base salary. In addition, the Company must meet the EBIT performance measure for an officer to receive any payout under any performance measure, although director-level employees and managers will be eligible for payouts for each performance measure actually achieved.
     Following the year ended December 31, 2006, payouts due under the Management Performance Bonus Plan were determined by management of the Company and considered and approved by the Compensation Committee. Actual payouts under the Management Performance Bonus Plan, along with discretionary bonuses awarded by the Compensation Committee, were paid in March 2007 and are set forth in the table below:

	2006 Target
	Incentive		2006 Actual
	Opportunity		Incentive Cash
	(as a	2006 Target	Bonus Award	2006 Actual	Additional
	percentage	Incentive	(as a	Incentive Cash	Discretionary
	of base	Opportunity	percentage of	Bonus Award	Cash Bonus
Name	salary)	($)	base salary)	($)	Award ($)
Sam Owusu-Akyaw	50%	$185,000	31%	$112,850	$25,900
Mark H. Burroughs	35%	80,500	21%	49,105	16,100
Richard Russo	35%	103,950	21%	63,410	20,790
Robert M. Wynalek	35%	85,750	21%	52,308	17,150
Robert W. Honneffer	33.75%	59,738	21%	36,440	12,390
     In March 2007, the Compensation Committee set the following performance measures for 2007: (i) EBIT, (ii) revenue growth and (iii) new product development, with each performance measure accounting for 40%, 35% and 25%, respectively, of the target incentive opportunity. The target incentive opportunity for 2007 for the Chief Executive Officer is 50% of his annual base salary and for each of the Company’s other executive officers is 35% of the participant’s annual base salary.
Stock-Based Incentive Programs
     The Compensation Committee views stock options, restricted stock units and other stock-based awards as an important long-term incentive vehicle for the Company’s executive officers. Stock-based awards provide executives with the opportunity to share in the appreciation of the value of Osteotech’s common stock which the Compensation Committee believes would be due largely to the efforts of such executives. All options granted under Osteotech’s stock option plans have an exercise price at least equal to the fair market value of the common stock at the time of grant, and therefore any value which ultimately accrues to executive officers directly reflects stock price increases shared by our stockholders. Options will have no value if the stock price is below the exercise price. At the Compensation Committee’s determination, options generally vest at the rate of 25% each year commencing one year from the grant date and are exercisable for a period of ten (10) years from the grant date.
     Our Amended and Restated 2000 Stock Plan is a long-term plan designed to link executive rewards with shareholder value over time. Executive officers are eligible to receive stock-based awards pursuant to the 2000 Stock Plan. The Compensation Committee, based upon the salary grade of each executive officer, has established an annual targeted number for stock-based awards. The Compensation Committee reviews this number periodically. The number of awards actually granted is based upon the individual performance of the executive officer and the Compensation Committee’s assessment of the executive officer’s ability to contribute to the enhancement of stockholder value in the future. No awards are made when an individual’s performance is unsatisfactory. Performance is evaluated by the Compensation Committee based on the executive’s individual contribution to the long-term health and growth of the Company and the Company’s performance based on the factors discussed above. No fixed weighting or formula is applied to corporate performance versus individual performance in determining stock-based awards. Specifically, for the Chief Executive Officer and other Named Executive Officers, the Committee does not apply a mathematical formula that relates financial and non-financial performance to the number of stock-based awarded.
     None of our Named Executive Officers received stock-based awards during 2006. Although the Compensation Committee believes that the performance of the Named Executive Officers in 2006 warranted the grant of options or other stock awards, management and the Board of Directors felt that there were not sufficient available shares under the 2000 Stock Plan to reward the Named Executive Officers and still provide for grants to other Osteotech management, newly hired employees and members of the Board of Directors. Because Osteotech’s Named Executive Officers did not receive stock grants in 2006, their long-term incentive and total compensation is below that of the other companies in the Compensation Peer Group. To remedy this situation, Osteotech and its Board of Directors have proposed the adoption of a new 2007 Stock Incentive Plan (the “2007 Stock Plan”) and recommend that the shareholders approve the adoption of the 2007 Stock Plan (see “Proposal No. 2 – Adoption of the 2007 Stock Incentive Plan”).
     If Osteotech is not able to provide its Named Executive Officers with long-term incentive awards in the future, the Named Executive Officers may not have sufficient incentives to remain with the Company, and Osteotech could have difficulty attracting qualified executive officers in the future.
Other Benefits
     The Compensation Committee believes that all Osteotech employees should have the opportunity to acquire or increase their holdings of Osteotech common stock. Osteotech’s 1994 Employee Stock Purchase Plan was adopted by the Board in January 1994 and approved by the stockholders in June 1994. The Employee Stock Purchase Plan went into effect in August 1994 and expires on July 1, 2009. All eligible employees, including executive officers, who participate in the 1994 Employee Stock Purchase Plan have deductions made by Osteotech from their compensation to purchase Osteotech’s common stock quarterly at a purchase price equal to 85% of the reported last sale price of Osteotech’s common stock on the last day of each quarter.
     Named Executive Officers participate in various medical, dental, life, disability and other benefit programs that are generally made available to all employees.
Potential Payments Upon Termination or Change in Control
     Osteotech has entered into employment agreements, confidentiality and non-compete agreements, and change in control agreements with each of the Named Executive Officers. The terms of such agreements are summarized below.
Employment Agreements
     Term. Each of the Named Executive Officers has entered into an employment agreement with Osteotech. The employment agreements have two year terms, and are subject to automatic renewal for additional two year terms, unless terminated at least three months prior to the expiration of the current two year term. The current term of each employment agreement expires as follows:

Expiration Date of Current
Name	Term
Sam Owusu-Akyaw	July 1, 2008
Mark H. Burroughs	October 31, 2008
Richard Russo	April 1, 2009
Robert M. Wynalek	September 27, 2008
Robert W. Honneffer	September 27, 2008
     Compensation. In addition to an annual base salary, which, as discussed above, is subject to increase at the sole discretion of Osteotech’s Compensation Committee, pursuant to their employment agreements, each Named Executive officer is eligible to receive an annual bonus and an annual stock option grant based on the performance of the employee and the Company. Sam Owusu-Akyaw’s employment agreement specifically provides that his annual target bonus for fiscal year 2006 was 50% of base salary. In addition, Mr. Owusu-Akyaw was entitled to receive a one-time relocation payment of $200,000, payable upon Mr. Owusu-Akyaw’s physical relocation to New Jersey, which was paid in July 2006.
     Disability or Death. If a Named Executive Officer is incapacitated or disabled for a period of 90 consecutive days or longer, he will be eligible to receive benefits under Osteotech’s Long Term Disability Benefits Plan. During the period prior to his disability until he becomes eligible for benefits under the Long Term Disability Benefits Plan, the Named Executive Officer would be entitled to receive his compensation. If the executive dies during the term of employment, his employment will be deemed to cease as of the date of his death.
     Termination. If a Named Executive Officer voluntarily terminates his employment, is terminated by us for cause (as defined in the applicable employment agreement) or is terminated as a result of his disability or death, he will only be entitled to receive the unpaid portion of his base salary, reimbursement of unreimbursed expenses, and amounts due to the executive under any benefit plan, through the date of termination of his employment.
     In addition to the amounts listed above, if a Named Executive Officer is terminated without cause, he will be entitled to certain severance payments. Mr. Owusu-Akyaw would be entitled to severance payments equal to twenty-four (24) months of his base salary, payable in monthly installments, and continuation of medical and dental benefits and life insurance for the same twenty-four (24) month period to the extent such benefits were being provided to him at the time of termination. Mr. Burroughs, Mr. Russo, Mr. Wynalek, and Mr. Honneffer each would be entitled to severance payments equal to twelve (12) months of his base salary, payable in monthly installments, and continuation of medical and dental benefits and life insurance for the same twelve (12) month period to the extent such benefits were being provided to him at the time of termination. In addition, Mr. Owusu-Akyaw will be eligible for outplacement services for up to twenty-four (24) months as necessary and Mr. Burroughs will be eligible for outplacement services for up to twelve (12) months as necessary.
     As of December 31, 2006, the total costs associated with severance payments and other benefits that would have been due to the Named Executive Officers if their employment had been terminated by us without cause would have been as follows:

Name	Hypothetical Severance(1)
Sam Owusu-Akyaw	$850,000
Mark H. Burroughs	288,000
Richard Russo	321,000
Robert M. Wynalek	278,000
Robert W. Honneffer	220,000

(1)	The hypothetical severance represents the base salary severance payments and benefits discussed above and the cost of these programs directly to the Company.

     In addition, all of the above named executive officers have entered into confidentiality and non-competition agreements with Osteotech.
Change in Control Agreements
     We have entered into change in control agreements with each of the Named Executive Officers. These change in control agreements assure that Osteotech will have the continued dedication of these individuals as executives notwithstanding the possibility, threat or occurrence of a change in control of Osteotech. Under the change in control agreements, a change in control is defined as (i) a change in the Board of Directors of Osteotech such that a majority of the Board is made up of persons who were neither nominated nor appointed by incumbent Directors, (ii) the acquisition by any person of a majority of the outstanding voting securities of Osteotech, except if such acquisition is effected by Osteotech itself, by an employee benefit plan of Osteotech or pursuant to an offering by Osteotech of its voting securities, (iii) a merger or consolidation of Osteotech with another company such that neither Osteotech nor any of its subsidiaries will be the surviving entity, (iv) a merger or consolidation of Osteotech following which Osteotech or a previous subsidiary of Osteotech will be the surviving entity and a majority of the voting securities of Osteotech will be owned by a person or persons who were not beneficial owners of a majority of Osteotech’s voting securities prior to such merger or consolidation, (v) a liquidation of Osteotech, or (vi) a sale or disposition by Osteotech of at least 80% of its assets.
     Under the change in control agreements, for one (1) year after the occurrence of a change in control, each executive will remain in Osteotech’s employ in the same position he held before the change in control and will be entitled to a base salary and benefits no less favorable than those in effect for such executive immediately preceding the change in control. In addition, upon a change in control, all unvested stock options held by each executive will vest and become exercisable immediately, notwithstanding anything to the contrary contained in the option agreements or any plan covering such options. If, however, the change in control arises from a merger or consolidation in which neither Osteotech nor any of its subsidiaries is the surviving entity or from the liquidation of Osteotech, each executive will be given a reasonable opportunity to exercise such options prior to the change in control and any such options not so exercised will terminate on the effective date of the change in control. Notwithstanding the foregoing, the terms of (1) certain option agreements issued to Mr. Russo dated July 31, 1997, and (2) any agreements entered into between Mr. Russo and Osteotech granting an Award (as defined in the 2000 Stock Plan) pursuant to the 2000 Stock Plan and not the terms of these change of control agreements shall govern with respect to such options or Awards in the event of a change in control.
     Upon a change in control, Mr. Russo is entitled to an additional payment equal to 92,957 multiplied by (i) the amount by which the payment per share received or to be received by the stockholders of Osteotech in connection with such change in control event exceeds $8.50, or (ii) if there is no such payment, the amount by which the average of the last reported sale price of Osteotech’s common stock for the five (5) trading days immediately preceding such change in control exceeds $8.50.
     The agreements also provide that if, after a change in control, an executive’s employment is terminated for any reason, the executive will be entitled to receive all then accrued pay, benefits, executive compensation (as defined in these agreements) and fringe benefits, including pro rata bonus and incentive plan earnings through the date of his termination plus the amount of any compensation he previously deferred, in each case, to the extent theretofore unpaid. In addition, unless the executive’s employment was terminated by the executive without good reason (as defined below) on or prior to the 180th day after the change in control event or by Osteotech for just cause (as defined in the agreement) on or prior to the 180th day after the change in control event, the executive will receive (i) a payment equal to three (3) times the sum of (a) his average annual base salary plus (b) his average annual cash bonuses, for the five (5) taxable years prior to the change in control event, plus interest, and (ii) at Osteotech’s expense, medical, health and disability benefits comparable to those he received prior to the change in control for a period of three (3) years following his termination. Furthermore, unless the executive’s employment was terminated (a) by the executive other than for good reason prior to the 180th day following a change in control event, (b) by the executive voluntarily for any reason after the 180th day following a change in control event or (c) by Osteotech for just cause, the executive will also be entitled to (i) the balance of all pay, benefits, compensation and fringe benefits including (but not limited to) pro rata salary, bonus and incentive plan earnings payable through the first anniversary of the change in control event, and (ii) an office and reasonable secretarial and other services from Osteotech for one year from the date of his termination.
     For purposes of the change in control agreements, good reason includes (A) the assignment to the executive of duties which are not substantially of equal status, dignity and character as the duties performed immediately prior to the change in control, or a substantial reduction in the nature or status of his responsibilities from those in effect immediately prior to the change in control, (B) the failure of Osteotech to provide full compensation as contemplated by the change in control agreement, (C) the relocation of the executive’s office to a location more than fifteen miles from the location of such office immediately prior to the change in control, or his being required to travel to a substantially greater extent than required immediately prior to the change in control in order to perform duties of substantially equal status, dignity and character to those performed prior to the change in control, (D) the failure of a successor corporation to expressly assume and agree to perform Osteotech’s obligations under the change in control agreement, provided such successor has received at least twenty (20) days prior written notice of such obligations, and (E) the voluntary termination by the executive for any reason after the 180th day following the change in control. Except with respect to section (E), the determination that good reason exists requires that the employee make such determination in good faith, notify Osteotech of his or her position in writing and provide twenty (20) days for Osteotech to cure.
     As of December 31, 2006, the total change-in-control payments that would have been due to the Named Executive Officers if employment was terminated after a change in control would have been as follows:

Name	Total Payment(1)
Sam Owusu-Akyaw	$1,650,000
Mark H. Burroughs	1,014,000
Richard Russo	1,294,000	(2)
Robert M. Wynalek	1,071,000
Robert W. Honneffer	797,000

(1)	The Total Payment represents the change in control payments and benefits discussed above, including one year of severance, and the cost of these programs directly to the Company.

(2)	Under Mr. Russo’s change of control agreement, Mr. Russo is entitled to an additional payment equal to 92,957 times the excess of Osteotech’s share price over $8.50. Since the closing stock price of Osteotech’s common stock did not exceed $8.50 on December 31, 2006, there would have been no additional payment.
Impact of Regulatory Requirements on Compensation
     The accounting and tax treatment of compensation generally has not been a factor in determining the amounts of compensation for the Named Executive Officers. However, the Compensation Committee and management have considered the accounting and tax impact of various program designs to balance the potential cost to the Company with the benefit/value to the executive.
     The Company seeks to maximize the deductibility for tax purposes of all elements of compensation. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction for non-qualifying compensation in excess of $1 million paid to any of the Company’s Named Executive Officers in any fiscal year. The Company manages its compensation programs in light of applicable tax provisions, including 162(m), and may revise compensation plans from time to time to maximize deductibility. However, the Compensation Committee reserves the right to approve compensation that does not qualify for deduction when and if it deems it to be in the best interests of the Company to do so.

Conclusion
     We believe the short-term compensation, inclusive of base salary and cash bonuses under the Company’s Management Performance Bonus Plan, received by our Named Executive Officers for 2006 was appropriate. However, since none of our Named Executive Officers received any stock-based awards in 2006, the long-term incentive portion of the compensation package and the compensation package in aggregate for our Named Executive Officers was inadequate.
     We were unable to provide our Named Executive Officers with a stock-based grant in 2006 since it was felt that there were not sufficient available shares under the 2000 Stock Plan to reward the Named Executive Officers and still provide for stock-based grants to other Osteotech management, newly hired employees and members of the Board of Directors. To remedy this situation, the Board of Directors has proposed the adoption of the 2007 Stock Incentive Plan.
     If Osteotech is not able to provide its Named Executive Officers with long-term incentive awards, the Named Executive Officers may not have sufficient incentives to remain with the Company, and Osteotech could have difficulty in attracting qualified executive officers in the future.
Summary Compensation Table
     The following table sets forth information concerning compensation earned for services rendered to the Company by the Chief Executive Officer (the “CEO”), the Chief Financial Officer (the “CFO”), the Company’s next three most highly compensated executive officers for the year ended December 31, 2006 other than the CEO and CFO who were serving as executive officers at the end of 2006. Collectively, together with the CEO and CFO, these are the “Named Executive Officers”.

						Non-Equity	Nonqualified
Name and				Stock	Option	Incentive Plan	Deferred	All Other
Principal		Salary	Bonus	Awards	Awards ($)	Compensation	Compensation	Compensation
Position	Year	($)	($)(1)	($) (2)	(2)	($) (3)	Earnings ($)	($) (4)	Total($)
Sam Owusu-Akyaw, President and Chief Executive Officer(5)	2006	$370,000	$25,900	—	—	$112,850	—	$219,996	$728,746

Mark H. Burroughs, Executive Vice President and Chief Financial Officer	2006	230,000	16,100	—	—	49,105	—	4,282	299,487

Richard Russo, President International	2006	292,750	20,790	—	—	63,410	—	5,579	382,529

Robert M. Wynalek, President Domestic	2006	238,350	17,150	—	—	52,308	—	4,301	312,109

Robert W. Honneffer, Senior Vice President, Operations	2006	171,575	12,390	—	—	36,440	—	5,347	225,752

(1)	The amounts in the bonus column represent supplemental discretionary cash bonuses awarded by the Compensation Committee to the Named Executive Officers to compensate for the fact that there was no performance-based salary increase for 2007. See “Compensation Discussion and Analysis – Components of the Compensation Program” for a discussion of these discretionary bonuses.

(2)	Although the Compensation Committee believed that the performance of our Named Executives warranted the granting of options or other stock awards during 2006, no awards were granted to any of the Named Executives. See “Compensation Discussion and Analysis – Components of the Compensation Package – Stock-Based Incentive Programs” above.

(3)	The amounts in the Non-Equity Incentive Plan Compensation column represent bonuses earned by each Named Officer under the Management Performance Bonus Plan. See Compensation Discussion and Analysis – Components of the Compensation Package – Management Performance Bonus Plan.”

(4)	The amounts in the All Other Compensation column are more fully described in table under “All Other Compensation — Supplemental” below.

(5)	Mr. Owusu-Akyaw’s did not receive any additional compensation for his service on the Company’s Board of Directors for 2006.
All Other Compensation — Supplemental
     The table below sets forth other compensation information during 2006 for our Named Executive Officers.

	Matching
	Contributions to	Life Insurance	Housing	Relocation	Total All Other
Name	401(k) Plan	Premiums	Allowance	Expenses	Compensation
Sam Owusu-Akyaw	$5,000	$579	$14,417	$200,000	$219,996
Mark H. Burroughs	3,750	532	—	—	4,282
Richard Russo	5,000	579	—	—	5,579
Robert M. Wynalek	3,750	551	—	—	4,301
Robert W. Honneffer	4,950	397	—	—	5,347
Grants of Plan-Based Awards in Last Fiscal Year
     The following table sets forth information regarding cash awards made pursuant to our Management Bonus Plan during fiscal year 2006. There were no grants of stock and option awards made to the Named Executive Officers under our Amended and Restated 2000 Stock Plan (the “Stock Plan”).

								All Other	All Other
								Stock	Option
		Estimated Future Payouts			Estimated Future Payouts			Awards	Awards:	Exer-cise	Grant
		Under Non-Equity Incentive			Under Equity Incentive Plan			Number of	Number of	or Base	Date Fair
		Plan Awards(1)			Awards			Shares of	Securities	Price of	Value of
		Thres-			Thres-			Stock or	Underlying	Option	Stock and
	Grant	hold	Target	Maxi-mum	hold	Target	Maxi-	Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	mum (#)	(#)	(#)	($/Sh)	Awards
Sam Owusu-Akyaw,	01/01/06	—	$185,000	$254,375	—	—	—	—	—	—	—
President and Chief Executive Officer

Mark H. Burroughs,	01/01/06	—	80,500	110,688	—	—	—	—	—	—	—
Executive Vice President and Chief Financial Officer

Richard Russo,	01/01/06	—	103,950	142,931	—	—	—	—	—	—	—
President International

								All Other	All Other
								Stock	Option
		Estimated Future Payouts			Estimated Future Payouts			Awards	Awards:	Exer-cise	Grant
		Under Non-Equity Incentive			Under Equity Incentive Plan			Number of	Number of	or Base	Date Fair
		Plan Awards(1)			Awards			Shares of	Securities	Price of	Value of
		Thres-			Thres-			Stock or	Underlying	Option	Stock and
	Grant	hold	Target	Maxi-mum	hold	Target	Maxi-	Units	Options	Awards	Option
Name	Date	($)	($)	($)	(#)	(#)	mum (#)	(#)	(#)	($/Sh)	Awards
Robert M. Wynalek,	01/01/06	—	85,750	117,906	—	—	—	—	—	—	—
President Domestic

Robert W.	01/01/06	—	59,738	82,139	—	—	—	—	—	—	—
Honneffer, Senior Vice President, Operations

(1)	The actual amounts of the Non-Equity Incentive Plan Awards paid to our Named Executive Officers are as reported in the Summary Compensation Table column entitled “Non-Equity Incentive Plan Compensation”. For a description of the incentive program pursuant to which these awards were made, please see “Compensation Discussion and Analysis – Components of the Compensation Package – Management Performance Bonus Plan”.
     See “Compensation Discussion and Analysis – Components of the Compensation Package – Potential Payments Upon Termination or Change in Control – Employment Agreements” for a discussion of the material terms of our employment agreements with our Named Executive Officers.
Outstanding Equity Awards at Fiscal Year-End
     The following table sets forth the information with respect to the Named Executive Officers concerning the outstanding equity securities held as of December 31, 2006.

	OPTION AWARDS					STOCK AWARDS
			Equity
			Incentive
			Plan				Mar-
			Awards:				ket		Equity
			Number			Number	Value	Equity	Incentive Plan
			of Secur-			of	of	Incentive Plan	Awards:
	Number of	Number of	ities			Shares	Shares	Awards:	Market or
	Securities	Securities	Under-			or Units	or Units	Number of	Payout Value
	Under-lying	Under-lying	lying			of Stock	of Stock	Unearned	of Unearned
	Unexer-	Unexer-	Unexer-			That	That	Shares, Units	Shares, Units
	cised	cised	cised Un-			Have	Have	or Other	or Other
	Options (#)	Options (#)	earned		Option	Not	Not	Rights That	Rights That
	Exer-	Unexer-	Options	Option Exer-cise	Expir-	Vested	Vested	Have Not	Have Not
Name	cisable	cisable	(#)	Price	ation Date	(#)	($) (1)	Vested (#)	Vested ($)
Sam Owusu-Akyaw	100,000	—	—	$6.44	07/02/14	—	—	—	—
	40,000	—	—	4.00	08/17/14
	30,000	—	—	5.35	12/16/14
	45,000	—	—	4.48	12/15/15
Mark H. Burroughs	25,000	—	—	$5.28	11/01/10	—	—	—	—
	7,000	—	—	5.48	12/13/11
	20,000	—	—	8.90	08/02/12
	12,000	—	—	7.96	12/18/13
	15,000	—	—	5.35	12/16/14
	26,250	—	—	4.48	12/15/15

	OPTION AWARDS					STOCK AWARDS
			Equity
			Incentive
			Plan				Mar-
			Awards:				ket		Equity
			Number			Number	Value	Equity	Incentive Plan
			of Secur-			of	of	Incentive Plan	Awards:
	Number of	Number of	ities			Shares	Shares	Awards:	Market or
	Securities	Securities	Under-			or Units	or Units	Number of	Payout Value
	Under-lying	Under-lying	lying			of Stock	of Stock	Unearned	of Unearned
	Unexer-	Unexer-	Unexer-			That	That	Shares, Units	Shares, Units
	cised	cised	cised Un-			Have	Have	or Other	or Other
	Options (#)	Options (#)	earned		Option	Not	Not	Rights That	Rights That
	Exer-	Unexer-	Options	Option Exer-cise	Expir-	Vested	Vested	Have Not	Have Not
Name	cisable	cisable	(#)	Price	ation Date	(#)	($) (1)	Vested (#)	Vested ($)
Richard Russo	21,613	—	—	$8.50	07/30/07	—	—	—	—
	26,250	—	—	20.667	12/03/08
	10,000	—	—	15.875	12/09/09
	25,000	—	—	3.50	12/07/10
	30,000	—	—	8.90	08/02/12
	25,000	—	—	7.96	12/18/13
	25,000	—	—	5.35	12/16/14
	18,750	—	—	4.48	12/15/15
Robert M. Wynalek	50,000	—	—	$3.93	09/27/14	—	—	—	—
	9,000	—	—	5.35	12/16/14
	15,000	—	—	4.48	12/15/15
Robert W. Honneffer	25,000	—	—	$3.93	09/27/14	—	—	—	—
	5,000	—	—	5.35	12/16/14
	8,250	—	—	4.48	12/15/15
Option Exercises and Stock Vested for Fiscal Year Ended December 31, 2006
     The following table sets forth the information regarding option exercises and shares of stock acquired upon vesting by the Named Executive Officers for the fiscal year ended December 31, 2006.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on Vesting	Value Realized on
Name	Exercise (#)	Exercise ($)	(#)	Vesting ($)
Sam Owusu-Akyaw	—	—	—	—
Mark H. Burroughs	—	—	—	—
Richard Russo	9,000	$19,233 (1)	—	—
Robert M. Wynalek	—	—	—	—
Robert W. Honneffer	—	—	—	—

(1)	Based upon the closing price of Osteotech’s common stock as reported on the Nasdaq Global Market on the date of exercise, less the exercise price, multiplied by the number of shares acquired upon exercise.

COMPENSATION COMMITTEE REPORT
     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on these reviews and discussions, the Compensation Committee recommended to the Company’s Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement on Schedule 14A for the year ended December 31, 2006.
MEMBERS OF THE COMPENSATION COMMITTEE
Robert J. Palmisano, Chairman
Stephen S. Galliker
Stephen J. Sogin, Ph.D
TRANSACTIONS WITH RELATED PERSONS
     It is the policy of the Company, as set forth in the Company’s corporate governance guidelines, not to enter into any “related party transaction” (defined consistent with SEC Regulation S-K, Item 404) unless the Audit Committee or a comparable independent body of the Board of Directors reviews and approves such transaction. No member of the Audit Committee or comparable body shall participate in the review or approval of any related party transaction or any material amendment thereto where that member is a related party in that transaction. In reviewing and approving any related party transaction or any material amendment thereto, the Audit Committee or comparable body shall satisfy itself that it has been fully informed as to the related party’s relationship and interest and as to the material facts of the proposed related party transaction or material amendment, and shall determine that the related party transaction or material amendment thereto is fair to the Company.
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Under Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) and SEC rules, the Company’s directors, executive officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC. Based solely on its review of copies of these reports and representations of such reporting persons, the Company believes that during fiscal year 2006, such SEC filing requirements were satisfied on a timely basis, except for a late filing made by Robert Honneffer, who inadvertently omitted certain stock options held by him from his Form 3, which was later corrected by an amended Form 3 filing.
COMPENSATION COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION
     Messrs. Palmisano, Galliker, and Dr. Sogin served on the Compensation Committee during the year ended December 31, 2006. Mr. Gunn was appointed to the Compensation Committee effective March 29, 2007 to replace Dr. Sogin upon Dr. Sogin’s decision to not stand for re-election to the Board at the Annual Meeting of Stockholders. None of these directors is, or has ever been, an officer or employee of Osteotech or any of its subsidiaries and none of these directors had any relationship requiring disclosure by Osteotech under Item 404 of Regulation S-K – Transactions with Related Persons, Promoters and Certain Control Persons. During the year ended December 31, 2006, no executive officer of Osteotech served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any other entity, one of whose executive officers also served on the Compensation Committee or Board of Directors of Osteotech. No executive officer of Osteotech currently served as a director of another entity, one of whose executive officers served on Osteotech’s Compensation Committee.

PROPOSAL NO. 2 – ADOPTION OF THE 2007 STOCK INCENTIVE PLAN
     On March 29, 2007, the Board approved the Osteotech 2007 Stock Incentive Plan, under which 1,400,000 shares of common stock will be reserved for issuance (approximately 8% of the outstanding shares as of April 24, 2007). The Board adopted the 2007 Stock Incentive Plan because its current stockholder-approved equity plan, the 2000 Stock Plan, has a limited number of shares (approximately 300,000 shares as of April 24, 2007) remaining for issuance and the Board believes Osteotech should continue to have a stockholder-approved equity compensation plan in order to make equity compensation awards to attract and retain employees, executive officers, directors and other service providers. The 2007 Stock Incentive Plan will not become effective unless and until it is approved by Osteotech’s stockholders. If the stockholders approve the 2007 Stock Incentive Plan, this approval is intended to satisfy the stockholder approval requirements under Section 162(m) of the Internal Revenue Code, as amended, (the “Code”), so as to permit Osteotech to deduct under federal income tax law certain amounts paid under the plan to executive officers that might otherwise not be deductible, and to permit Osteotech to grant “incentive stock options” eligible for special tax treatment under Code Section 422.
     The 2007 Stock Incentive Plan will become effective upon stockholder approval. Regardless of whether or not the 2007 Stock Incentive Plan is approved by the stockholders, the 2000 Stock Plan will continue in operation pursuant to its terms.
     The material terms of the 2007 Stock Incentive Plan include the following:
•	the types of awards that may be granted are stock options (including incentive stock options and nonstatutory stock options), restricted stock, restricted stock units, deferred stock, stock appreciation rights, performance shares, phantom stock and other similar types of awards;

•	the maximum number of shares that will be available for issuance under the 2007 Stock Incentive Plan is 1,400,000 shares;

•	the total shares subject to stock awards which are determined solely by reference to lapse of time shall not exceed 50% of the total shares available for grant under the 2007 Stock Incentive Plan;

•	the maximum number of shares subject to options or stock appreciation rights that may be granted to any one participant under the 2007 Stock Incentive Plan during any fiscal year of Osteotech is 500,000 shares; provided that a new employee shall be eligible to be granted in the fiscal year in which he or she commences employment options and stock appreciation rights giving him or her the right to purchase or be issued up to a maximum of 1,000,000 shares;

•	no employee may be granted stock awards, such as restricted stock, deferred stock, restricted stock units, performance shares, phantom stock or similar types of stock awards, in any fiscal year under the 2007 Stock Incentive Plan covering more than 500,000 shares;

•	the Board administers the plan and may delegate certain responsibilities to a committee consisting of at least two members of the Board; the Board has delegated administration to the Compensation Committee.

•	the Board or the committee administering the plan has the authority to determine the number of shares subject to each award;

•	Osteotech may not reprice or otherwise adjust the exercise price of outstanding options or stock appreciation rights granted under the 2007 Stock Incentive Plan without the approval of our stockholders (other than in connection with certain changes in Osteotech’s capitalization, such as stock splits as described below);

•	in the event of any stock split, reverse stock split or stock dividend, the number and type of shares available for issuance under the 2007 Stock Incentive Plan and subject to outstanding awards; the exercise, purchase or repurchase price per share applicable to outstanding awards; and the maximum number of shares that may be granted to one participant pursuant to stock options, stock appreciation rights or stock awards in one year will each be proportionately adjusted to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the awards;

•	shares subject to awards that are cancelled, expire or are forfeited or repurchased (including without limitation any shares that have been issued under the award) will continue to be available for issuance under the 2007 Stock Incentive Plan;

•	if an awardee pays the exercise or purchase price of an award through the withholding or tendering of shares or if award shares are withheld or tendered to satisfy applicable withholding obligations, the number of shares tendered or withheld shall become available for re-grant or re-issuance under the 2007 Stock Incentive Plan; and

•	the 2007 Stock Incentive Plan will terminate ten years from the latest date Osteotech’s stockholders approve the plan, including any subsequent amendment or restatement approved by the stockholders.
Summary of the 2007 Stock Incentive Plan
     A copy of the 2007 Stock Incentive Plan is attached to this proxy statement as Exhibit A. The following description of the 2007 Stock Incentive Plan is only a summary and is qualified by reference to the complete text of the 2007 Stock Incentive Plan.
     General. The purpose of the 2007 Stock Incentive Plan is to enhance the long-term stockholder value of Osteotech by offering opportunities to eligible individuals to participate in the growth in value of the equity of the Company. Stock options, stock appreciation rights and stock awards, including restricted stock, deferred stock, restricted stock units, performance shares, phantom stock and similar types of awards, may be granted under the 2007 Stock Incentive Plan. Options granted under the 2007 Stock Incentive Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-statutory stock options.
     Administration. The 2007 Stock Incentive Plan will be administered by our Compensation Committee. The Board may delegate certain responsibilities to a committee consisting of at least two Board members, or a delegated officer or employee in certain circumstances.
     Eligibility. Nonstatutory stock options, stock appreciation rights and stock awards may be granted under the 2007 Stock Incentive Plan to employees, directors (including non-employee directors) and consultants of Osteotech or its affiliates. Incentive stock options may be granted only to employees of Osteotech or its affiliates. As of April 1, 2007 there were approximately 400 employees and consultants and five non-employee directors who would have been eligible to receive awards under the 2007 Stock Incentive Plan. The administrator, in its discretion, selects the awardees, the time or times at which awards are granted and the terms of awards to be granted under the 2007 Stock Incentive Plan.
     Section 162(m) Limitations. Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to certain executive officers (our chief executive officer and our other four most highly compensated officers). Certain performance-based compensation is specifically exempt from this deduction limit if it otherwise meets the requirements of Section 162(m). Stock options and other equity awards pursuant to which the recipient’s compensation is based solely on the appreciation of the value of the underlying shares from the date of grant until the date of the income recognition event may qualify as performance-based compensation if the Company satisfies certain requirements in connection with the plan under which the awards are granted. Specifically, the plan must be stockholder-approved and must contain a limit on the number of shares that may be granted to any one individual under the plan during a specified period. Accordingly, the 2007 Stock Incentive Plan provides that no employee may be granted more than 500,000 shares subject to stock options and stock appreciation rights in any fiscal year except that a new employee may be granted in the fiscal year in which he or she commences employment options and stock appreciation rights giving him or her the right to purchase or be issued up to a maximum of 1,000,000 shares. In addition, no employee may be granted stock awards (other than options or stock appreciation rights) in any fiscal year under the 2007 Stock Incentive Plan covering more than 500,000 shares.
     Additional requirements apply to certain forms of compensation, such as stock awards, in order for them to qualify as performance-based compensation, including a requirement that payment of the value of the awards be contingent upon achievement of performance goals that are established in a manner specified under Section 162(m) of the Internal Revenue Code. The 2007 Stock Incentive Plan permits Osteotech to issue awards incorporating performance objectives and provides that these performance objectives called “objectively determinable performance conditions” mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Compensation Committee in the award and may include actual, growth in, or performance-to-target for: (i) cash flow, including free cash flow; (ii) earnings (including revenue, gross margin, operating profit, earnings before interest and taxes, earnings before taxes, and net earnings) or earnings per share; (iii) stock price; (iv) return on equity or average stockholders’ equity; (v) total stockholder return, either actual or relative to share price or market capitalization; (vi) return on capital; (vii) return on assets or net assets; (viii) return on investment or invested capital; (ix) return on operating revenue; (x) income, net income, operating income, net operating income, operating profit, net operating profit, or operating margin (with or without regard to amortization/impairment of goodwill); (xi) market share or applications won; (xii) operational performance, including orders, backlog, deferred revenues, revenue per employee, overhead, days sales outstanding, inventory turns, or other expense levels; (xiii) stockholder value or return relative to the moving average of the S&P 500 Index or a peer group index; (xiv) asset turns; (xv) development, regulatory approval and market introduction of new products and technologies, (xvi) objective strategic plan development and implementation (including individually designed goals and objectives that are consistent with the awardee’s specific duties and responsibilities and that are designed to improve the financial performance of the Company, an affiliate, or a specific business unit thereof and that are consistent with and derived from the strategic operating plan of the Company, an affiliate or any of their business units for the applicable performance period) and (xvii) any other similar conditions. The Compensation Committee may appropriately adjust any evaluation of performance under an objectively determinable performance condition to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year and (F) any events that the Board deems to be unusual, infrequent or extraordinary.
     Stockholder approval of the 2007 Stock Incentive Plan pursuant to this proposal will constitute stockholder approval of the share limitations for Section 162(m) purposes, as well as of the objectively determinable performance conditions, set forth above.
     Nonassignability of Awards. Unless otherwise determined by the administrator, awards granted under the 2007 Stock Incentive Plan are not assignable other than by will or the laws of descent and distribution, pursuant to a qualified domestic relations order or to a designated beneficiary upon death. If permitted by the administrator, awards may be transferred and exercised in any manner allowed under the Form S-8 rules.
     Termination of Awards. Generally, unless otherwise provided in the award agreement, if an awardee is terminated other than for death or disability or for cause, vested awards will remain exercisable for a period of 90 days following the awardee’s termination, or if earlier, until the expiration of the term of the award. If an awardee is terminated for cause, all of the awardee’s awards will immediately terminate as of the date of termination unless otherwise provided for in the award agreement. Unless otherwise provided for in the award agreement, if an awardee’s termination is due to death or disability, all awards of that awardee to the extent exercisable at the date of termination may be exercised for one year after that termination, but in no event after the expiration date. The administrator has the authority to extend the period of time for which an award is to remain exercisable following an awardee’s termination (taking into account limitations and consequences under the Internal Revenue Code) but not beyond the expiration of the term of the award and to permit an award to be exercised with respect to unvested shares at the time of awardee’s termination.
     Adjustments on Changes in Capitalization, Change of Control or Dissolution. In the event of any stock dividend, stock split or reverse stock split (1) the number and type of shares subject to the 2007 Stock Incentive Plan, (2) any limits on the number of shares that may be granted to a participant under the 2007 Stock Incentive Plan, (3) the terms of any stock appreciation right, (4) the purchase price or repurchase price of any stock award, (5) the exercise price and number and class of securities issuable under each outstanding option, and (6) the repurchase price of any securities substituted for award shares that are subject to repurchase rights shall be adjusted proportionately in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the awards. In the event of any other change to the capital structure of Osteotech, the Board or committee shall have the discretion to determine what if any adjustments shall be made. The decision of the Board or committee will be final and binding.
     The 2007 Stock Incentive Plan defines “change of control” as (i) a board change which shall have occurred if a majority of the seats (not counting vacant seats) on the Company’s Board were to be occupied by individuals who were neither (A) nominated by a majority of the incumbent directors nor (B) appointed by directors so nominated; or (ii) the acquisition by any individual, entity or group of beneficial ownership of a majority of the then outstanding voting securities of the Company; provided, however, that the following acquisitions shall not constitute a change in control: (A) any acquisition by the Company, or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any public offering, private placement or other issuance by the Company of its voting securities; or (iii) a merger or consolidation of the Company with another entity in which neither the Company nor a corporation that, prior to the merger or consolidation, was a subsidiary of the Company, shall be the surviving entity; or (iv) a merger or consolidation of the Company following which (A) the Company or a corporation that, prior to the merger or consolidation, was a subsidiary of the Company shall be the surviving entity and (B) a majority of the outstanding Company voting securities is owned by a person or persons who were not beneficial owners of a majority of the outstanding company voting securities immediately prior to such merger or consolidation; or (v) a voluntary or involuntary liquidation of the Company; or (vi) a sale or disposition by the Company of at least 80% of its assets in a single transaction or a series of transactions (other than a sale or disposition of assets to a subsidiary of the Company in a transaction not involving a change in control or a change in control of such subsidiary). An incumbent director is a member of the Board who has been either (A) nominated by a majority of the directors of the Company then in office or (B) appointed by directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board. In the event of such change in control, any or all outstanding awards shall be subject to the definitive agreement governing such change of control transaction. Such transaction agreement may provide for (1) assumption, substitution or replacement with equivalent awards of outstanding awards, (2) continuation of outstanding awards by the Company if the Company is a surviving corporation, (3) accelerated vesting, or lapse of repurchase rights or forfeiture conditions applicable to, and accelerated expiration or termination of, the outstanding awards, or (4) settlement of outstanding awards (including termination thereof) in cash. Except for adjustments to reflect the transaction terms, to the extent any award or award shares are subject to accelerated vesting or lapse of restrictions approved by the Board or committee upon specific events or conditions, any outstanding awards that are assumed, substituted, replaced with equivalent awards or continued shall continue following the transaction to be subject to the same vesting or other restrictions that applied to the original award.
     In the event of a dissolution or liquidation of Osteotech, to the extent an award has not been exercised or the shares subject thereto have not been issued in full prior to the earlier of the completion of the transaction or the applicable award expiration date, then outstanding awards shall terminate immediately prior to the transaction.
     Amendment and Termination. The Board may amend, suspend or terminate the 2007 Stock Incentive Plan. Osteotech will obtain stockholder approval for any amendment to the 2007 Stock Incentive Plan to the extent required to comply with applicable laws, Nasdaq Global Market listing requirements or incentive stock option requirements under the Internal Revenue Code; provided however that the Company shall obtain stockholder approval of any of the following: (a) an increase to the shares reserved for issuance under the 2007 Stock Incentive Plan (unless due to capital structure changes); (b) an expansion of the class of persons eligible to receive awards under the 2007 Stock Incentive Plan; or (c) any amendment of outstanding options or stock appreciation rights that effects a repricing of such awards or other lowering of the original exercise price or grant date fair market value that applies to a stock appreciation right (unless due to changes in capital structure, change of control transactions or dissolution). For stock awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s stockholders must re-approve the material terms of the performance goals included in the plan by the date of the first stockholder meeting that occurs in the fifth year following the year in which the stockholders first approved the 2007 Stock Incentive Plan. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to the plan.
     Awards may be granted during the ten years from the latest date our stockholders approve the 2007 Stock Incentive Plan, subject to extension or termination earlier pursuant to its terms.
Stock Options
     Options will be exercisable for our common stock or other securities substituted for the common stock upon the occurrence of a change in capital structure, change in control transaction or dissolution. The 2007 Stock Incentive Plan allows the administrator broad discretion to determine the terms of individual options.
     Exercise Price. The administrator determines the exercise price of options. Except as provided in the plan, no option may have a per-share exercise price less than the par value of a share on the grant date. The exercise price of incentive stock options granted under the 2007 Stock Incentive Plan may not be less than 100% of the fair market value of the common stock subject to the option on the date of grant of the option, provided that the exercise price of an incentive stock option to an employee who is also a greater than 10% stockholder of Osteotech must have an exercise price at least equal to 110% of the fair market value of the common stock subject to the option on the date of grant of the option. Incentive stock options may not vest at a rate of more than $100,000 in fair market value of shares during any calendar year. The fair market value of our common stock is the closing price for the shares as quoted on the Nasdaq Global Market as of the applicable grant date. As of April 18, 2007, the closing price of our common stock was $8.21 per share.
     Exercise of Option; Form of Consideration. The administrator determines when options vest and become exercisable and may accelerate the vesting and/or exercisability of any outstanding option upon the occurrence of certain events. Options shall generally vest and become exercisable in accordance with a schedule related to the grant date, the date the optionee’s directorship, employment or consultancy begins, or a different date specified in the option agreement. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2007 Stock Incentive Plan permits payment to be made by cash, check, wire transfer, broker assisted cashless exercise procedures, other shares of Osteotech stock (with some restrictions), in certain circumstances a delivery of cash or stock for any net appreciation in the shares at the time of exercise over the exercise price or any other means of consideration permitted by applicable law and the administrator.
     Term of Option. The term of an option may be no more than ten years from the date of grant; provided that the term of an incentive stock option may not be more than five years from the date of grant for an optionee who is also a greater than 10% stockholder. No option may be exercised after the expiration of its term.
Stock Awards
     Stock awards may be restricted stock grants, restricted stock units, deferred stock, stock appreciation rights, performance shares, phantom stock or other similar stock awards (including awards that do not require the awardee to pay any amount in connection with receiving the shares or that have an exercise or purchase price that is less than the fair market value of our stock as of the date of grant of the award). Restricted stock grants are awards of a specific number of shares of our common stock. Restricted stock units represent a promise to deliver shares of our common stock, or an amount of cash or property equal to the value of the underlying shares, at a future date. Deferred stock is a grant of shares of our common stock that are distributed in the future upon satisfaction of certain conditions. Stock appreciation rights are rights to receive cash and/or shares of our stock based on the amount by which the fair market value of a specific number of shares on the exercise date exceeds the exercise price established by the administrator. Performance shares are rights to receive amounts, denominated in cash or shares of our stock, based upon Osteotech’s or a participant’s performance during the period between the date of grant and a pre-established future date.
     Each stock award is evidenced by a stock award agreement between Osteotech and the participant. The 2007 Stock Incentive Plan allows the administrator broad discretion to determine the terms of individual stock awards. Each stock award agreement will contain provisions such as the following: the number of shares that the awardee shall be entitled to receive or purchase, the terms and conditions on which the shares shall vest, the price to be paid (if any), whether shares are to be delivered at the time of grant or at some deferred date specified in the award agreement, whether the award is payable solely in shares, cash or either and, if applicable, the time within which the awardee must accept such offer. The offer shall be accepted by execution of the award agreement. The grant or vesting of a stock award may be made contingent on the achievement of objectively determinable performance conditions. Total stock awards which are determined solely by reference to the lapse of time shall not exceed 50% of the Shares available for grant under the 2007 Stock Incentive Plan. Stock awards subject to the limit in the immediately preceding sentence shall not include stock awards which do not vest.
Awards to Non-Employee Directors
     The Compensation Committee or the Board may grant awards to non-employee directors on such terms and conditions as it determines, including to provide for satisfaction of director fee or retainer payments through issuance of awards under the 2007 Stock Incentive Plan. Awards may be granted by establishing an annual or periodic grant program or by making individual awards from time to time. The administrator can amend, suspend or terminate an annual or periodic grant program with respect to awards that have not yet been granted without obtaining approval of any non-employee directors who might otherwise have benefited from such awards or of the Company’s stockholders.
Deferral of Award Benefits
     The administrator may permit awardees whom it selects to (1) defer compensation payable pursuant to the terms of an award, or (2) defer compensation arising outside the terms of the 2007 Stock Incentive Plan pursuant to a program that provides for deferred payment in satisfaction of other compensation amounts through the issuance of one or more awards under the 2007 Stock Incentive Plan.
New Plan Benefits
     Because benefits under the 2007 Stock Incentive Plan will depend on the administrator’s actions and the fair market value of common stock at various future dates, it is not possible to determine the benefits that will be received by employees, officers, directors and consultants if the 2007 Stock Incentive Plan is approved by the stockholders. No awards have been granted or promised to be granted under the 2007 Stock Incentive Plan to any individual as of the date of this Proxy Statement. During fiscal 2006, the Company did not grant awards under the 2000 Stock Plan to its named executive officers. See the section entitled “Director Compensation” for information on equity incentive grants made to the Company’s non-employee directors during fiscal 2006.
Federal Income Tax Consequences of Awards
     THE FOLLOWING IS A GENERAL SUMMARY OF THE TYPICAL FEDERAL INCOME TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS UNDER THE 2007 STOCK INCENTIVE PLAN. IT DOES NOT DESCRIBE STATE OR OTHER TAX CONSEQUENCES OF THE ISSUANCE AND EXERCISE OF OPTIONS OR OTHER AWARDS.
     Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes.

Alternative minimum tax is payable only to the extent that alternative minimum tax income exceeds “ordinary” federal income tax for the year (computed without regard to certain credits and special taxes).
     Upon a disposition of the shares acquired on exercise of an incentive stock option more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If a disposition occurs before either of the holding periods are satisfied, referred to as a disqualifying disposition, then (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Osteotech is not entitled to a federal income tax deduction in connection with incentive stock options, except to the extent that the optionee has taxable ordinary income on a disqualifying disposition (unless limited by Section 162(m) of the Internal Revenue Code).
     An optionee does not recognize any taxable income at the time a nonstatutory stock option is granted. Upon the exercise of a nonstatutory option with respect to vested shares, the optionee has taxable ordinary income (and unless limited by Section 162(m), Osteotech is entitled to a corresponding deduction) equal to the option spread on the date of exercise. Any taxable income recognized in connection with an option exercise by an employee of Osteotech is subject to tax withholding by Osteotech. Upon a disposition of stock acquired upon exercise of a nonstatutory option, the optionee recognizes either long-term or short-term capital gain or loss, depending on how long the stock was held, on any difference between the sale price and the exercise price, to the extent not recognized as taxable income on the date of exercise. Osteotech may allow nonstatutory options to be transferred subject to conditions and restrictions imposed by the administrator; special tax rules may apply on a transfer.
     In the case of both incentive stock options and nonstatutory options, special federal income tax rules apply if Osteotech common stock is used to pay all or part of the option exercise price, and different rules than those described above will apply if unvested shares are purchased on exercise of the option.
     Stock Awards. Stock awards will generally be taxed in the same manner as nonstatutory stock options. However, shares issued under a restricted stock award are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code to the extent the shares will be forfeited in the event that the participant ceases to provide services to Osteotech and are nontransferable. If a stock award is subject to a substantial risk of forfeiture, the participant will not recognize ordinary income at the time the award shares are issued. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The participant’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.
     The participant may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the share issuance date) an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of such issuance, and the capital gain holding period commences on the date of issuance. The ordinary income recognized by an employee will be subject to tax withholding by Osteotech. Unless limited by Section 162(m), Osteotech is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.
     The American Jobs Creation Act of 2004 added Section 409A to the Code, generally effective January 1, 2005. The IRS has issued final regulations which, in part, give employers until the end of 2007 to effect Section 409A implementation in almost all circumstances. Section 409A covers most programs that defer the receipt of compensation to a succeeding year. It provides rules for elections to defer, if any, and for timing of payouts. There are significant penalties placed on the individual participant for failure to comply with Section 409A. However, it does not impact Osteotech’s ability to deduct deferred compensation.
     Section 409A applies to restricted stock units and performance shares. Grants will continue to be taxed at vesting but will be subject to new limits on terms governing when vesting may occur. If grants do not allow employees to elect further deferral on vesting or on distribution, under the proposed regulations no negative impact should attach to the grants. However, further guidance from the IRS is expected and could change the way such grants must be governed.
     Section 409A does not apply to incentive stock options, nonstatutory stock options that have an exercise price that is at least equal to the grant date fair market value and restricted stock provided there is no deferral of income beyond the vesting date. Section 409A also does not cover stock appreciation rights if the exercise price is not less than the fair market value of the underlying stock on the date of grant, the rights are settled in such stock and no features defer the recognition of income beyond the exercise date.
Accounting Treatment
     Based on Statement of Financial Accounting Standards No. 123(R), which was adopted on February 1, 2006, Osteotech will recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options under the 2007 Stock Incentive Plan. The total compensation expense will be based on the number of option shares times the fair value of an option. Osteotech is using the Black-Scholes valuation model to measure fair value of option grants. In addition, Osteotech will recognize compensation expense for other awards under the 2007 Stock Incentive Plan. In general, the expense associated with each award will be recognized over the requisite employee service period, generally the vesting period.
Securities Authorized for Issuance Under Equity Compensation Plans
     We have three stock option plans, all of which have been approved by our stockholders. Two of the plans, the 1991 Stock Option Plan and the 1991 Independent Directors Stock Option Plan, do not have any shares available to grant new stock awards and all shares underlying outstanding stock awards that expire or are forfeited prior to exercise are not available for future stock awards under these plans. The remaining plan, the 2000 Stock Plan, allows for stock awards to be granted to employees, non-employees and members of the Board of Directors. The following table sets forth certain information relative to our stock option plans as of December 31, 2006:

Number of securities
remaining available for
	Number of securities to be	Weighted-average	future issuance under quity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	2,707,025	$7.98	265,725

Equity compensation plans not approved by security holders (1)	—	—	—

Total	2,707,025	$7.98	265,725

(1)	We do not have any equity compensation plans which have not been approved by our security holders.
Board Recommendation and Stockholder Vote Required
     The Board of Directors recommends a vote FOR the adoption of 2007 Stock Incentive Plan (Proposal No. 2 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.

PROPOSAL NO. 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
Appointment of Independent Auditors
     BDO Seidman, LLP served as Osteotech’s independent registered public accounting firm for the year ended December 31, 2006. The Audit Committee of the Board of Directors has selected BDO Seidman to act as Osteotech’s independent registered public accounting firm for the year ending December 31, 2007. A representative of BDO Seidman is expected to be present at the Annual Meeting, with the opportunity to make a statement, if the representative so desires, and is expected to be available to respond to appropriate questions from stockholders.
Change in Accountants
     As previously disclosed on Osteotech’s Current Reports on Form 8-K filed on April 11, 2005 and April 12, 2005, on April 5, 2005, Osteotech was notified by PWC that PWC planned to resign as Osteotech’s independent registered public accounting firm upon the completion of its review of Osteotech’s interim unaudited consolidated financial statements as of and for the three months ended March 31, 2005.
     PWC was not responsible for the preparation of consolidated financial statements of Osteotech during the interim period beginning January 1, 2005 and ending April 5, 2005.
     During the interim period through April 5, 2005, there were no disagreements between Osteotech and PWC on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of PWC would have caused them to make reference thereto in their reports on the consolidated financial statements for such years.
     During the interim period through April 5, 2005, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).
     As previously disclosed on Osteotech’s Current Report on Form 8-K filed on July 18, 2005, on July 13, 2005, the Audit Committee of Osteotech’s Board of Directors engaged BDO Seidman as Osteotech’s new independent registered public accounting firm replacing PWC. BDO Seidman audited Osteotech’s financial statements as of and for the years ended December 31, 2006 and 2005 and reviewed the interim reports for the first three calendar quarters in 2006 and the second and third quarters of 2005. Such audits did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope or accounting principles.
     During the interim period through July 13, 2005, Osteotech did not consult with BDO Seidman, either verbally or in writing, regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Osteotech’s financial statements nor had it consulted with BDO Seidman regarding any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.
Board Recommendation and Stockholder Vote Required
     The Board of Directors recommends a vote FOR ratification of the appointment of BDO Seidman as Osteotech’s independent registered public accounting firm for the year ending December 31, 2007 (Proposal No. 3 on the proxy card). The affirmative vote of a majority of the shares represented in person or by proxy at the meeting and entitled to vote on the proposal will be required for approval.
     If the appointment is not ratified, the Audit Committee will select another independent registered public accounting firm. If the appointment is ratified, the Audit Committee reserves the right to appoint another independent registered public accounting firm.

ANNUAL REPORT TO STOCKHOLDERS
     Osteotech’s 2006 Annual Report to Stockholders accompanies this proxy statement. The Company will mail without change to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 including financial statements, schedules and a list of exhibits. Requests should be sent to Osteotech, Inc., 51 James Way, Eatontown, NJ 07724, Attention: Chief Financial Officer.
STOCKHOLDERS’ PROPOSALS
     In order for a stockholder to have a proposal included in the proxy statement for the 2008 annual stockholders’ meeting, the proposal must comply with both the procedures identified by Rule 14a-8 under the Exchange Act and be received in writing by Osteotech’s Secretary on or before 5:00 p.m. Eastern Standard Time on January 10, 2008. Such a proposal will be considered at the 2008 annual stockholders’ meeting.
     In the event a stockholder does not meet the January 10, 2008 deadline, the stockholder can still give notice of a proposal to be presented at the 2008 annual stockholders’ meeting between 5:00 p.m. Eastern Standard Time on February 22, 2008 and 5:00 p.m. EST on March 23, 2008; however, such proposal will not be included in the proxy materials relating to such meeting. Such a proposal will be considered timely within Rule 14a-4(c) and may be considered at the 2008 annual stockholders’ meeting if it complies with Rule 14a-8.
     Any proposal received after March 23, 2008 will be considered untimely within Rule 14a-4(c) of the Exchange Act and the persons named in the proxy for such meeting may exercise their discretionary voting power with respect to such proposal.
GENERAL
     The expenses of preparing and mailing this proxy statement and the accompanying proxy card and the cost of solicitation of proxies, if any, will be borne by Osteotech. In addition to the use of mailings, proxies may be solicited by personal interview, telephone and telegraph, and by directors, officers and regular employees of Osteotech without special compensation therefore. Osteotech expects to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Osteotech’s common stock. The Company may retain an outside consultant to assist in the solicitation of proxies.
     Unless contrary instructions are indicated on the proxy card, all shares of common stock represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR all of the proposals described in this proxy statement.
OTHER MATTERS
     The Board of Directors knows of no other matters to be brought before the annual meeting. If matters other than the foregoing should arise at the annual meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons named in the proxy card.
     Please complete, sign and date the enclosed proxy card, which is revocable as described herein, and mail it promptly in the enclosed postage-paid envelope.

By Order of the Board of Directors,
/s/ Mark H. Burroughs
MARK H. BURROUGHS
Assistant Secretary

Dated: May 9, 2007

EXHIBIT A
2007 Stock Incentive Plan
of
Osteotech Inc.
1. Purpose of this Plan
     The purpose of this 2007 Stock Incentive Plan is to enhance the long-term stockholder value of Osteotech Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of Osteotech Inc.
2. Definitions and Rules of Interpretation
     2.1 Definitions.
     This Plan uses the following defined terms:
          (a) “Administrator” means the Board or the Committee, or any officer or employee of the Company to whom the Board or the Committee delegates authority to administer this Plan.
          (b) “Affiliate” means a “parent” or “subsidiary” (as each is defined in Section 424 of the Code) of the Company, and any other entity that the Board or Committee designates as an “Affiliate” for purposes of this Plan.
          (c) “Applicable Law” means any and all laws of whatever jurisdiction, within or without the United States, and the rules of any stock exchange or quotation system on which Shares are listed or quoted, applicable to the taking or refraining from taking of any action under this Plan, including the administration of this Plan and the issuance or transfer of Awards or Award Shares.
          (d) “Award” means a Stock Award, SAR, or Option granted in accordance with the terms of this Plan. An Award may include a “re-load” Option under terms established by the Administrator to permit the grant of a new Option upon the exercise of the previous Option.
          (e) “Award Agreement” means the document evidencing the grant of an Award.
          (f) “Award Shares” means Shares covered by an outstanding Award or purchased under an Award.
          (g) “Awardee” means: (i) a person to whom an Award has been granted, including a holder of a Substitute Award, or (ii) a person to whom an Award has been transferred in accordance with all applicable requirements of Sections 6.5, 7(h), and 17.
          (h) “Board” means the Board of Directors of the Company.
          (i) “Cause” means (i) the Awardee’s actions on behalf of the Company or any Affiliate, without the authorization of the Board or the President and Chief Executive Officer of the Company, which actions are knowingly for the pecuniary benefit of the Awardee or members of his or her family and which actions materially and adversely effect the business or affairs of the Company or any Affiliate, or (ii) the Awardee fails in any material respect to observe and perform his or her obligations under any employment agreement with the Company or the Awardee’s Employee Confidential Information, Invention and Non Competition Agreement with the Company which failure is not cured within twenty (20) days after written notice thereof is given to the Awardee by the Company, or (iii) the commission by the Awardee of an act involving embezzlement or fraud against the Company (other than non-material expense account issues) or commission or conviction of a felony or (iv) the repeated use by the Awardee of alcohol in a manner which impairs his or her duties or the use of any controlled substance other than under a physicians prescription.

          (j) “Change in Control” means (i) a “Board Change” which shall have occurred if a majority of the seats (not counting vacant seats) on the Company’s Board were to be occupied by individuals who were neither (A) nominated by a majority of the Incumbent Directors (as defined below) nor (B) appointed by Directors so nominated; or (ii) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a majority of the then outstanding voting securities of the Company (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company, or (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or (C) any public offering, private placement or other issuance by the Company of its voting securities; or (iii) a merger or consolidation of the Company with another entity in which neither the Company nor a corporation that, prior to the merger or consolidation, was a subsidiary of the Company, shall be the surviving entity; or (iv) a merger or consolidation of the Company following which (A) the Company or a corporation that, prior to the merger or consolidation, was a subsidiary of the Company shall be the surviving entity and (B) a majority of the Outstanding Company Voting Securities is owned by a Person or Persons who were not beneficial owners (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of a majority of the Outstanding Company Voting Securities immediately prior to such merger or consolidation; or (v) a voluntary or involuntary liquidation of the Company; or (vi) a sale or disposition by the Company of at least 80% of its assets in a single transaction or a series of transactions (other than a sale or disposition of assets to a subsidiary of the Company in a transaction not involving a Change in Control or a change in control of such subsidiary). An “Incumbent Director” is a member of the Board who has been either (A) nominated by a majority of the Directors of the Company then in office or (B) appointed by Directors so nominated, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person (as defined below) other than the Board.
          (k) “Code” means the Internal Revenue Code of 1986.
          (l) “Committee” means a committee composed of Company Directors appointed in accordance with the Company’s charter documents and Section 4.
          (m) “Company” means Osteotech Inc., a Delaware corporation.
          (n) “Company Director” means a member of the Board.
          (o) “Consultant” means an individual or an entity who (including as an employee or agent of an entity that) provides bona fide services to the Company or an Affiliate not in connection with the offer or sale of securities in a capital-raising transaction, but who is not an Employee.
          (p) “Director” means a member of the Board of Directors of the Company or an Affiliate.
          (q) “Domestic Relations Order” means a “domestic relations order” as defined in, and otherwise meeting the requirements of, Section 414(p) of the Code, except that reference to a “plan” in that definition shall be to this Plan.
          (r) “Effective Date” means the date the stockholders of the Company approve the Plan. In the event the stockholders do not approve the Plan, the Plan shall be null and void and no terms of the Plan shall take effect.
          (s) “Employee” means a regular employee of the Company or an Affiliate, including an officer or Director, who is treated as an employee in the personnel records of the Company or an Affiliate, but not individuals who are classified by the Company or an Affiliate as: (i) leased from or otherwise employed by a third party, (ii) independent contractors, or (iii) intermittent or temporary workers. The Company’s or an Affiliate’s classification of an individual as an “Employee” (or as not an “Employee”) for purposes of this Plan shall not be altered retroactively even if that classification is changed retroactively for another purpose as a result of an audit, litigation or otherwise. An Awardee shall not cease to be an Employee due to transfers between locations of the

Company, or between the Company and an Affiliate, or to any successor to the Company or an Affiliate that assumes the Awardee’s Options under Section 10. Neither service as a Director nor receipt of a director’s fee shall be sufficient to make a Director an “Employee.”
          (t) “Exchange Act” means the Securities Exchange Act of 1934.
          (u) “Executive” means, if the Company has any class of any equity security registered under Section 12 of the Exchange Act, an individual who is subject to Section 16 of the Exchange Act or who is a “covered employee” under Section 162(m) of the Code, in either case because of the individual’s relationship with the Company or an Affiliate. If the Company does not have any class of any equity security registered under Section 12 of the Exchange Act, “Executive” means any officer elected or appointed by the Board.
          (v) “Expiration Date” means, with respect to an Award, the date stated in the Award Agreement as the expiration date of the Award or, if no such date is stated in the Award Agreement, then the last day of the maximum exercise period for the Award, disregarding the effect of an Awardee’s Termination or any other event that would shorten that period.
          (w) “Fair Market Value” means the value of Shares as determined under Section 18.2.
          (x) “Grant Date” means the date the Administrator approves the grant of an Award. However, if the Administrator specifies that an Award’s Grant Date is a future date or the date on which a condition is satisfied, the Grant Date for such Award is that future date or the date that the condition is satisfied.
          (y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option under Section 422 of the Code and designated as an Incentive Stock Option in the Award Agreement for that Option.
          (z) “Nonstatutory Option” means any Option other than an Incentive Stock Option.
          (aa) “Objectively Determinable Performance Condition” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award and may include actual, growth, or performance-to-target for: (i) cash flow, including free cash flow; (ii) earnings (including revenue, gross margin, operating profit, earnings before interest and taxes, earnings before taxes, and net earnings) or earnings per share; (iii) stock price; (iv) return on equity or average stockholders’ equity; (v) total stockholder return, either actual or relative to share price or market capitalization; (vi) return on capital; (vii) return on assets or net assets; (viii) return on investment or invested capital; (ix) return on operating revenue; (x) income, net income, operating income, net operating income, operating profit, net operating profit, or operating margin (with or without regard to amortization/impairment of goodwill); (xi) market share or applications won; (xii) operational performance, including orders, backlog, deferred revenues, revenue per employee, overhead, days sales outstanding, inventory turns, or other expense levels; (xiii) stockholder value or return relative to the moving average of the S&P 500 Index or a peer group index; (xiv) asset turns; (xv) development, regulatory approval and market introduction of new products and technologies, (xvi) objective strategic plan development and implementation (including individually designed goals and objectives that are consistent with the Awardee’s specific duties and responsibilities and that are designed to improve the financial performance of the Company, an Affiliate, or a specific business unit thereof and that are consistent with and derived from the strategic operating plan of the Company, an Affiliate or any of their business units for the applicable performance period) and (xvii) any other similar conditions. The Committee may appropriately adjust any evaluation of performance under an Objectively Determinable Performance Condition to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year and (F) any events that the Board deems to be unusual, infrequent or extraordinary.
          (bb) “Officer” means an officer of the Company as defined in Rule 16a-1 adopted under the Exchange Act.
          (cc) “Option” means a right to purchase Shares of the Company granted under this Plan.
          (dd) “Option Price” means the price payable under an Option for Shares, not including any amount payable in respect of withholding or other taxes.
          (ee) “Option Shares” means Shares covered by an outstanding Option or purchased under an Option.
          (ff) “Plan” means this 2007 Stock Incentive Plan of Osteotech Inc.
          (gg) “Purchase Price” means the price payable under a Stock Award for Shares, not including any amount payable in respect of withholding or other taxes.
          (hh) “Rule 16b-3” means Rule 16b-3 adopted under Section 16(b) of the Exchange Act.
          (ii) “SAR” or “Stock Appreciation Right” means a right to receive cash and/or Shares based on a change in the Fair Market Value of a specific number of Shares pursuant to an Award Agreement, as described in Section 8.1.
          (jj) “Securities Act” means the Securities Act of 1933.
          (kk) “Share” means a share of the common stock of the Company or other securities substituted for the common stock under Section 10.
          (ll) “Stock Award” means an offer by the Company to sell or issue Shares, including Shares subject to certain restrictions pursuant to the Award Agreement as described in Section 8.2 or, as determined by the Committee, a notional account representing the right to be paid an amount based on Shares. Types of Awards which may be granted as Stock Awards include such awards as are commonly known as restricted stock, deferred stock, restricted stock units, performance shares, phantom stock or similar types of awards as determined by the Administrator.
          (mm) “Substitute Award” means a Substitute Option, Substitute SAR or Substitute Stock Award granted in accordance with Sections 6.6, 8.1(d) and 8.2(e) of this Plan.
          (nn) “Substitute Option” means an Option granted in substitution for, or upon the conversion of, an option granted by another entity to purchase equity securities in the granting entity.
          (oo) “Substitute SAR” means a SAR granted in substitution for, or upon the conversion of, a stock appreciation right granted by another entity with respect to equity securities in the granting entity.
          (pp) “Substitute Stock Award” means a Stock Award granted in substitution for, or upon the conversion of, a stock award granted by another entity to purchase equity securities in the granting entity.
          (qq) “Termination” means that the Awardee has ceased to be, with or without any cause or reason, an Employee, Director or Consultant. Unless so determined by the Administrator, or otherwise provided in this Plan, “Termination” shall include a change in status from an Employee to a Consultant or Director but not from a Consultant or Director to an Employee. An event that causes an Affiliate to cease being an Affiliate shall be treated as the “Termination” of that Affiliate’s Employees, Directors, and Consultants.

     2.2 Rules of Interpretation. Any reference to a “Section,” without more, is to a Section of this Plan. Captions and titles are used for convenience in this Plan and shall not, by themselves, determine the meaning of this Plan. Except when otherwise indicated by the context, the singular includes the plural and vice versa. Any reference to a statute is also a reference to the applicable rules and regulations adopted under that statute. Any reference to a statute, rule or regulation, or to a section of a statute, rule or regulation, is a reference to that statute, rule, regulation, or section as amended from time to time, both before and after the Effective Date and including any successor provisions.
3. Shares Subject to this Plan; Term of this Plan
     3.1 Number of Award Shares. The Shares issuable under this Plan shall be authorized but unissued or reacquired Shares, including Shares repurchased by the Company on the open market. Subject to adjustment under Section 10, the number of Shares initially reserved for issuance or sale over the term of this Plan shall be 1,400,000. Except as required by Applicable Law, Shares shall not reduce the number of Shares reserved for issuance under this Plan until the actual date of delivery of the Shares to the Awardee. Shares subject to Awards granted under this Plan that are cancelled, expire or are forfeited or repurchased (including without limitation any such Shares that have been issued under the Award to the Awardee) shall be available for re-grant or re-issuance under the Plan following such cancellation, expiration, forfeiture or repurchase. If an Awardee pays the exercise or purchase price of an Award granted under the Plan through the withholding of Award Shares or the tender of Shares, or if Shares are withheld from the Award or otherwise tendered to satisfy any applicable withholding obligations, the number of Shares so tendered or withheld shall become available for re-grant or re-issuance thereafter under the Plan following such tender or withholding.
     3.2 Term of this Plan.
          (a) This Plan shall be effective on, and Awards may be granted under this Plan on and after, the earliest the date on which the Plan has been both adopted by the Board and approved by the Company’s stockholders.
          (b) Subject to the provisions of Section 13, Awards may be granted under this Plan for a period of ten years from the latest date the Company’s stockholders approve this Plan, including any subsequent amendment or restatement of this Plan approved by the Company’s stockholders.
4. Administration
     4.1 General.
          (a) The Board shall have ultimate responsibility for administering this Plan. The Board may delegate certain of its responsibilities to a Committee, which shall consist of at least two members of the Board. The Board or the Committee may further delegate its responsibilities to any Employee of the Company or any Affiliate. Where this Plan specifies that an action is to be taken or a determination made by the Board, only the Board may take that action or make that determination. Where this Plan specifies that an action is to be taken or a determination made by the Committee, only the Committee may take that action or make that determination; provided that, the Board shall always be authorized to take any action or make any determination that could have been taken or made by the Committee. Where this Plan references the “Administrator,” the action may be taken or determination made by the Board, the Committee, or other Administrator. However, only the Board or the Committee may approve, or otherwise take actions or make determinations with respect to, grants of Awards to Executives or Directors, and an Administrator other than the Board or the Committee may grant or otherwise take actions or make determinations with respect to Awards only to the extent such authority is delegated to such Administrator by the Committee or the Board and only within the guidelines established by the Board or Committee. Moreover, all actions and determinations by any Administrator are subject to the provisions of this Plan.
          (b) So long as the Company has registered and outstanding a class of equity securities under Section 12 of the Exchange Act, to more effectively comply with various legal and regulatory requirements the Committee should, though is not required if circumstances otherwise suggest and such requirements are taken into account, consist of Company Directors who are “Non-Employee Directors” as defined in Rule 16b-3 and, after the expiration of any transition period permitted by Treasury Regulations Section 1.162-27(h)(3), who are “outside directors” as defined in Section 162(m) of the Code. So long as the Shares are listed with Nasdaq, the Committee shall comply with applicable Nasdaq rules and listing standards.
     4.2 Authority of the Board or the Committee. Subject to the other provisions of this Plan, the Board or the Committee shall have the authority to:
          (a) grant Awards, including Substitute Awards;
          (b) determine the Fair Market Value of Shares;
          (c) determine the Option Price and the Purchase Price of Awards;
          (d) select the Awardees;
          (e) determine the times Awards are granted;
          (f) determine the number of Shares subject to each Award;
          (g) determine the methods of payment that may be used to purchase Award Shares;
          (h) determine the methods of payment that may be used to satisfy withholding tax obligations;
          (i) determine the other terms of each Award, including but not limited to the time or times at and the conditions upon which Awards may be exercised or become vested, whether and under what conditions an Award is assignable, whether an Option is a Nonstatutory Option or an Incentive Stock Option, automatic cancellation of the Award if certain objective requirements determined by the Administration are not met, and whether the Award or Award Shares are subject to any forfeiture or other conditions;
          (j) modify or amend any Award;
          (k) authorize any person to sign any Award Agreement or other document related to this Plan on behalf of the Company;
          (l) determine the form of any Award Agreement or other document related to this Plan, and whether that document, including signatures, may be in electronic form;
          (m) interpret this Plan and any Award Agreement or document related to this Plan;
          (n) correct any defect, remedy any omission, or reconcile any inconsistency in this Plan, any Award Agreement or any other document related to this Plan;
          (o) adopt, amend, and revoke rules and regulations under this Plan, including rules and regulations relating to sub-plans and Plan addenda;
          (p) adopt, amend, and revoke special rules and procedures which may be inconsistent with the terms of this Plan, set forth (if the Committee or Board so chooses) in sub-plans regarding (for example) the operation and administration of this Plan and the terms of Awards, if and to the extent necessary or useful to accommodate non-U.S. Applicable Laws and practices as they apply to Awards and Award Shares held by, or granted or issued to, persons working or resident outside of the United States or employed by Affiliates incorporated outside the United States;
          (q) determine whether a transaction or event should be treated as a Change in Control, as well as the effect of a Change of Control on Awards; and

          (r) make all other determinations the Committee or Board deems necessary or advisable for the administration of this Plan.
     4.3 Scope of Discretion. Subject to the provisions of this Section 4.3, on all matters for which this Plan confers the authority, right or power on the Board, the Committee, or other Administrator to make decisions, that body may make those decisions in its sole and absolute discretion. Those decisions will be final, binding and conclusive. In making its decisions, the Board, Committee or other Administrator need not treat all persons eligible to receive Awards, all Awardees, all Awards or all Award Shares the same way. Notwithstanding anything herein to the contrary, and except as provided in Section 13.3, the discretion of the Board, Committee or other Administrator is subject to the specific provisions and specific limitations of this Plan, as well as all rights conferred on specific Awardees by Award Agreements and other agreements.
5. Persons Eligible to Receive Awards
     5.1 Eligible Individuals. Awards (including Substitute Awards) may be granted to, and only to, Employees, Directors and Consultants. However, Incentive Stock Options may only be granted to Employees, as provided in Section 7(g).
     5.2 Section 162(m) Limitation.
          (a) Options and SARs. Subject to the provisions of this Section 5.2, for so long as the Company is a “publicly held corporation” within the meaning of Section 162(m) of the Code, no Employee may be granted one or more Options or SARs within any fiscal year of the Company under this Plan giving him or her the right to purchase or be issued more than 500,000 Shares under such Options or SARs, or to receive compensation calculated with reference to more than that number of Shares under Options and SARs, subject to adjustment pursuant to Section 10. If an Option or SAR is cancelled without being exercised or if the Option Price of an Option is reduced, that cancelled or repriced Option or SAR shall continue to be counted against the annual limit on Options and SARs that may be granted to any individual under this Section 5.2. Notwithstanding anything herein to the contrary, a new Employee of the Company or an Affiliate shall be eligible to be granted in the fiscal year in which he or she commences employment Options and SARs giving him or her the right to purchase or be issued up to a maximum of 1,000,000 Shares, or to receive compensation calculated with reference to that number of Shares under such Options and SARs, subject to adjustment pursuant to Section 10.
          (b) Stock Awards. Any Stock Award intended as “qualified performance-based compensation” within the meaning of Section 162(m) of the Code, whether granted solely under this Plan or pursuant to the terms of any other stockholder-approved compensation plan awards which are intended to comply with Code Section 162(m), must be granted, vest or become exercisable contingent on the achievement of one or more Objectively Determinable Performance Conditions. The Committee shall have the discretion to determine the time and manner of compliance with Section 162(m) of the Code. No Employee may be granted one or more Stock Awards within any fiscal year of the Company under this Plan giving him or her the right to purchase or be issued more than 500,000 Shares under such Stock Awards, or to receive compensation calculated with reference to more than that number of Shares under Stock Awards, subject to adjustment pursuant to Section 10.
6. Terms and Conditions of Options
     The following rules apply to all Options:
     6.1 Price. Except as otherwise provided, no Option may have a per-Share Option Price less than the par value of a Share on the Grant Date. Except as provided in Section 10, once an Option is granted it shall not be subject to amendment or substitution without stockholder approval if the effect is to lower the exercise price or otherwise address a circumstance where the fair market value of the Shares exceeds the exercise price of the Option.
     6.2 Term. No Option shall be exercisable after its Expiration Date. No Option may have an Expiration Date that is more than ten years after its Grant Date. Additional provisions regarding the term of Incentive Stock Options are provided in Sections 7(a) and 7(e).

     6.3 Vesting. Options shall vest and become exercisable: (a) on the Grant Date, or (b) in accordance with a schedule related to the Grant Date, the date the Optionee’s directorship, employment or consultancy begins, or a different date specified in the Option Agreement. Additional provisions regarding the vesting of Incentive Stock Options are provided in Section 7(c).
     6.4 Form and Method of Payment.
          (a) The Board or Committee shall determine the acceptable form and method of payment for exercising an Option. So long as there is no material adverse accounting consequence during the term of the Award or at the time of exercise, the Board or Committee may require the delivery of Shares with a Fair Market Value equal to the excess of the Fair Market Value of the aggregate number of Shares for which the Option is being exercised over the aggregate Option Price for the number of Shares for which the Option is being exercised. The difference between the full number of Shares covered by the exercised portion of the Award and the number of Shares actually delivered shall be restored to the amount of Shares reserved for issuance under Section 3.1.
          (b) Unless otherwise prohibited by the Board or Committee, acceptable forms of payment for Option Shares can include cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. Employees or non-U.S. sub-plans.
          (c) In addition, the Administrator may permit payment to be made by any of the following methods:
               (i) the surrender of Shares to the Company, or the designation of Shares, in either case whether such Shares are subject to the Option or not, that have a Fair Market Value on the date of surrender to the Company equal to the Option Price of the Shares as to which the Option is being exercised;
               (ii) provided that a public market exists for the Shares, consideration received by the Company under a procedure under which a licensed broker-dealer advances funds on behalf of an Optionee or sells Option Shares on behalf of an Optionee (a “Cashless Exercise Procedure”); and
               (iii) any combination of the methods of payment permitted by any paragraph of this Section 6.4.
          (d) The Administrator may also permit any other form or method of payment for Option Shares permitted by Applicable Law.
     6.5 Nonassignability of Options. Except as determined by the Administrator, no Option shall be assignable or otherwise transferable by the Optionee except by will or by the laws of descent and distribution. However, Options may be transferred and exercised in accordance with a Domestic Relations Order, or in any manner allowed under the Form S-8 rules if so permitted by the Administrator and may be exercised by a guardian or conservator appointed to act for the Optionee. Incentive Stock Options may only be assigned in compliance with Section 7(h).
     6.6 Substitute Options. The Board may cause the Company to grant Substitute Options in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger, tender offer, or other similar transaction) or of all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Substitute Options may be Nonstatutory Options or Incentive Stock Options. Unless and to the extent specified otherwise by the Board, Substitute Options shall have the same terms and conditions as the options they replace, except that (subject to the provisions of Section 10) Substitute Options shall be Options to purchase Shares rather than equity securities of the granting entity and shall have an Option Price determined by the Board.

7. Incentive Stock Options
     The following rules apply only to Incentive Stock Options and only to the extent these rules are more restrictive than the rules that would otherwise apply under this Plan. With the consent of the Optionee, or where this Plan provides that an action may be taken notwithstanding any other provision of this Plan, the Administrator may deviate from the requirements of this Section, notwithstanding that any Incentive Stock Option modified by the Administrator will thereafter be treated as a Nonstatutory Option.
          (a) Except as provided in Section 7(e), the Expiration Date of an Incentive Stock Option shall not be later than ten years from its Grant Date, with the result that no Incentive Stock Option may be exercised after the expiration of ten years from its Grant Date.
          (b) No Incentive Stock Option may be granted more than ten years from the date this Plan was approved or amended by the Board consistent with the requirements of Section 422 of the Code and any applicable guidance.
          (c) Options intended to be incentive stock options under Section 422 of the Code that are granted to any single Optionee under all incentive stock option plans of the Company and its Affiliates, including incentive stock options granted under this Plan, may not vest at a rate of more than $100,000 in Fair Market Value of Shares (measured on the grant dates of the options) during any calendar year. For this purpose, an option vests with respect to a given share of stock the first time its holder may purchase that share, notwithstanding any right of the Company to repurchase that share. Unless the administrator of that option plan specifies otherwise in the related agreement governing the option, this vesting limitation shall be applied by, to the extent necessary to satisfy this $100,000 rule, treating certain stock options that were intended to be Incentive Stock Options under Section 422 of the Code as Nonstatutory Options. The reclassification of stock options or portions of stock options as Nonstatutory Options shall be determined by the Company consistent with Internal Revenue Service guidance. This Section 7(c) shall not cause an Incentive Stock Option to vest before its original vesting date or cause an Incentive Stock Option that has already or would otherwise be vested to cease to vest or be vested.
          (d) In order for an Incentive Stock Option to be exercised for any form of payment other than those described in Section 6.4(b), that right must be stated at the time of grant in the Option Agreement relating to that Incentive Stock Option.
          (e) Any Incentive Stock Option granted to a Ten Percent Stockholder, must have an Expiration Date that is not later than five years from its Grant Date, with the result that no such Option may be exercised after the expiration of five years from the Grant Date. A “Ten Percent Stockholder” is any person who, directly or by attribution under Section 424(d) of the Code, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate on the Grant Date.
          (f) The Option Price of an Incentive Stock Option shall never be less than the Fair Market Value of the Shares at the Grant Date. The Option Price for the Shares covered by an Incentive Stock Option granted to a Ten Percent Stockholder shall never be less than 110% of the Fair Market Value of the Shares at the Grant Date.
          (g) Incentive Stock Options may be granted only to Employees.
          (h) No rights under an Incentive Stock Option may be transferred by the Optionee, other than by will or the laws of descent and distribution. During the life of the Optionee, an Incentive Stock Option may be exercised only by the Optionee. The Company’s compliance with a Domestic Relations Order, or the exercise of an Incentive Stock Option by a guardian or conservator appointed to act for the Optionee, shall not violate this Section 7(h).
          (i) An Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, the three-month period beginning with the Optionee’s Termination for any reason other than the Optionee’s death or disability (as defined in Section 22(e) of the Code). In the case of the Termination of an Employee due to death, an Incentive Stock Option shall continue to be treated as an Incentive Stock Option if it remains exercisable after, and is not exercised within, the three month period after the Optionee’s Termination provided it is exercised before the Expiration Date. In the case of the Termination of the Employee due to disability, an Incentive Stock Option shall be treated as a Nonstatutory Option if it remains exercisable after, and is not exercised within, one year after the Optionee’s Termination.
8. Stock Appreciation Rights and Stock Awards
     8.1 Stock Appreciation Rights. The following rules apply to SARs:
          (a) General. SARs may be granted either alone, in addition to, or in tandem with other Awards granted under this Plan. The Administrator may grant SARs to eligible participants subject to terms and conditions not inconsistent with this Plan and determined by the Administrator. The specific terms and conditions applicable to the Awardee shall be provided for in the Award Agreement. SARs shall be exercisable, in whole or in part, at such times as the Administrator shall specify in the Award Agreement. The grant or vesting of a SAR may be made contingent on the achievement of Objectively Determinable Performance Conditions. Except as provided in Section 10, once an SAR is granted it shall not be subject to amendment or substitution without stockholder approval if the effect is to lower the exercise price or otherwise address a circumstance where the fair market value of the Shares exceeds the exercise price of the SAR.
          (b) Exercise of SARs. Upon the exercise of an SAR, in whole or in part, an Awardee shall be entitled to a payment in an amount equal to the excess of the Fair Market Value of a fixed number of Shares covered by the exercised portion of the SAR on the date of exercise, over the Fair Market Value of the Shares covered by the exercised portion of the SAR on the Grant Date. The amount due to the Awardee upon the exercise of a SAR shall be paid in cash, Shares or a combination thereof, as specified in the Award Agreement, over the period or periods specified in the Award Agreement. An Award Agreement may place limits on the amount that may be paid over any specified period or periods upon the exercise of a SAR, on an aggregate basis or as to any Awardee. A SAR shall be considered exercised when the Company receives written notice of exercise in accordance with the terms of the Award Agreement from the person entitled to exercise the SAR. If a SAR has been granted in tandem with an Option, upon the exercise of the SAR, the number of shares that may be purchased pursuant to the Option shall be reduced by the number of shares with respect to which the SAR is exercised.
          (c) Nonassignability of SARs. Except as determined by the Administrator, no SAR shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything herein to the contrary, SARs may be transferred and exercised in accordance with a Domestic Relations Order or in any manner allowed under the Form S-8 rules if so permitted by the Administrator.
          (d) Substitute SARs. The Board may cause the Company to grant Substitute SARs in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Any such substitution shall be effective on the effective date of the acquisition. Unless and to the extent specified otherwise by the Board, Substitute SARs shall have the same terms and conditions as the awards they replace, except that (subject to the provisions of Section 10) Substitute SARs shall be exercisable with respect to the Fair Market Value of Shares rather than with regard to the value of equity securities of the granting entity and shall be on terms that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution.
     8.2 Stock Awards. The following rules apply to all Stock Awards:
          (a) General. The specific terms and conditions of a Stock Award applicable to the Awardee shall be provided for in the Award Agreement. The Award Agreement shall state the number of Shares that the Awardee shall be entitled to receive or purchase, the terms and conditions on which the Shares shall vest, the price to be paid (if any), whether Shares are to be delivered at the time of grant or at some deferred date specified in the Award Agreement, whether the Award is payable solely in Shares, cash or either and, if applicable, the time within which the Awardee must accept such offer. The offer shall be accepted by execution of the Award Agreement. The Administrator may require that all Shares subject to a right of repurchase or risk of forfeiture be held in escrow until such repurchase right or risk of forfeiture lapses. The grant or vesting of a Stock Award may be made contingent on the achievement of Objectively Determinable Performance Conditions. Total Awards under this Section 8 which are determined solely by reference to the lapse of time shall not exceed 50% of the Shares available for grant under this Plan. Awards subject to the limit in the immediately preceding sentence shall not include Awards which do not vest.
          (b) Right of Repurchase. If so provided in the Award Agreement, Award Shares acquired pursuant to a Stock Award may be subject to repurchase by the Company or an Affiliate if not vested in accordance with the Award Agreement.
          (c) Form of Payment. If the Awardee is required to pay any amount to purchase Shares subject to the Stock Award, then the Administrator shall determine the acceptable form and method of payment for exercising a Stock Award. Acceptable forms of payment for all Award Shares are cash, check or wire transfer, denominated in U.S. dollars except as specified by the Administrator for non-U.S. sub-plans. In addition, the Administrator may permit payment to be made by any of the methods permitted with respect to the exercise of Options pursuant to Section 6.4.
          (d) Nonassignability of Stock Awards. Except as determined by the Administrator, no Stock Award shall be assignable or otherwise transferable by the Awardee except by will or by the laws of descent and distribution. Notwithstanding anything to the contrary herein, Stock Awards may be transferred and exercised in accordance with a Domestic Relations Order and in any manner allowed under the Form S-8 rules if so permitted by the Administrator.
          (e) Substitute Stock Award. The Board may cause the Company to grant Substitute Stock Awards in connection with the acquisition by the Company or an Affiliate of equity securities of any entity (including by merger) or all or a portion of the assets of any entity. Unless and to the extent specified otherwise by the Board, Substitute Stock Awards shall have the same terms and conditions as the stock awards they replace, except that (subject to the provisions of Section 10) Substitute Stock Awards shall be Stock Awards to purchase Shares rather than equity securities of the granting entity and shall have a Purchase Price that, as determined by the Board in its sole and absolute discretion, properly reflects the substitution. Any such Substitute Stock Award shall be effective on the effective date of the acquisition.
9. Exercise of Awards
     9.1 In General. An Award shall be exercisable in accordance with this Plan and the Award Agreement under which it is granted.
     9.2 Time of Exercise. Options and Stock Awards shall be considered exercised when the Company (or its authorized agent) receives: (a) written (including electronic) notice of exercise from the person entitled to exercise the Option or Stock Award, (b) full payment, or provision for payment, in a form and method approved by the Administrator, for the Shares for which the Option or Stock Award is being exercised, and (c) if applicable, payment, or provision for payment, in a form approved by the Administrator, of all applicable withholding taxes due upon exercise. An Award may not be exercised for a fraction of a Share. SARs shall be considered exercised when the Company receives written notice of the exercise from the person entitled to exercise the SAR.
     9.3 Issuance of Award Shares. The Company shall issue Award Shares in the name of the person properly exercising the Award. If the Awardee is that person and so requests, the Award Shares shall be issued in the name of the Awardee and the Awardee’s spouse. The Company shall endeavor to issue Award Shares promptly after an Award is exercised or after the Grant Date of a Stock Award, as applicable. Until Award Shares are actually issued, as evidenced by the appropriate entry on the stock register of the Company or its transfer agent, the Awardee will not have the rights of a stockholder with respect to those Award Shares, even though the Awardee has completed all the steps necessary to exercise the Award. No adjustment shall be made for any dividend, distribution, or other right for which the record date precedes the date the Award Shares are issued, except as provided in Section 10 or with regard to Stock Awards, except as set forth in the Award Agreement.
     9.4 Termination.

          (a) In General. Except as provided in an Award Agreement or in writing by the Administrator, including in an Award Agreement, and as otherwise provided in Sections 9.4(b), (c), and (d) after an Awardee’s Termination for other than Cause, the Awardee’s Awards shall be exercisable to the extent (but only to the extent) they are vested on the date of that Termination and only during the ninety (90) days after the Termination, but in no event after the Expiration Date. Except as provided in an Award Agreement, or otherwise in writing by the Administrator (including, pursuant to Section 9.4(d)(ii)), an Award shall terminate as to all Shares that are unvested as of the Awardee’s date of Termination for any reason. Unless otherwise provided in the Award Agreement, in the event of Termination for Cause the Award may not be exercised after the date of Termination (even as to vested Shares). To the extent the Awardee does not exercise an Award within the time specified for exercise, the Award shall automatically terminate.
          (b) Leaves of Absence. Unless otherwise provided in the Award Agreement, no Award may be exercised more than three months after the beginning of a leave of absence, other than a personal or medical leave approved by an authorized representative of the Company with employment guaranteed upon return. Awards shall not continue to vest during a leave of absence, unless otherwise determined by the Administrator with respect to an approved personal or medical leave with employment guaranteed upon return.
          (c) Death or Disability. Unless otherwise provided by the Administrator, if an Awardee’s Termination is due to death or disability (as determined by the Administrator with respect to all Awards other than Incentive Stock Options and as defined by Section 22(e) of the Code with respect to Incentive Stock Options), all Awards of that Awardee to the extent exercisable at the date of that Termination may be exercised for one year after that Termination, but in no event after the Expiration Date. In the case of Termination due to death, an Award may be exercised as provided in Section 17. In the case of Termination due to disability, if a guardian or conservator has been appointed to act for the Awardee and been granted this authority as part of that appointment, that guardian or conservator may exercise the Award on behalf of the Awardee. Death or disability occurring after an Awardee’s Termination shall not cause the Termination to be treated as having occurred due to death or disability. To the extent an Award is not so exercised within the time specified for its exercise, the Award shall automatically terminate.
          (d) Administrator Discretion. Notwithstanding the provisions of Section 9.4 (a)-(c), the Plan Administrator shall have complete discretion, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to:
               (i) After considering any tax and accounting consequences of such change, extend the period of time for which the Award is to remain exercisable, following the Awardee’s Termination, from the limited exercise period otherwise in effect for that Award to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the Expiration Date; and/or
               (ii) Permit the Award to be exercised, during the applicable post-Termination exercise period, not only with respect to the number of vested Shares for which such Award may be exercisable at the time of the Awardee’s Termination but also with respect to one or more additional installments in which the Awardee would have vested had the Awardee not been subject to Termination.
          (e) Consulting or Employment Relationship. Nothing in this Plan or in any Award Agreement, and no Award or the fact that an Award remains unvested or that Award Shares remain subject to repurchase rights or other forfeiture conditions, shall: (A) interfere with or limit the right of the Company or any Affiliate to terminate the employment or consultancy of any Awardee at any time, whether with or without cause or reason, and with or without the payment of severance or any other compensation or payment, or (B) interfere with the application of any provision in any of the Company’s or any Affiliate’s charter documents or Applicable Law relating to the election, appointment, term of office, or removal of a Director.
10. Certain Transactions and Events
     10.1 In General. Except as provided in this Section 10, the existence of outstanding Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company’s capital structure or its business, or any merger or consolidation of the Company or any issuance of Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or other securities of the Company or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. Further, except as expressly provided in this Section 10 or otherwise expressly provided for in a writing approved by the Board or Committee, (i) the issuance by the Company of shares of stock or any class of securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, (ii) the payment of a dividend in property other than Shares, or (iii) the occurrence of any similar transaction, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to Options or other Awards theretofore granted or the purchase or repurchase price per Share.
     10.2 Changes in Capital Structure. In the event of any stock split, reverse stock split or stock dividend, the (a) the number and type of Shares that may be granted subject to Awards granted under this Plan, (b) the number and type of Awards that may be granted to any individual under this Plan, (c) the terms of any SAR, (d) the Purchase Price or repurchase price of any Stock Award, (e) the Option Price and number and class of securities issuable under each outstanding Option, and (f) the repurchase price of any securities substituted for Award Shares that are subject to repurchase rights shall be adjusted proportionately in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Awards. The specific adjustments to be made to effectuate the intent of the preceding sentence shall be determined by the Board or Committee, whose determination in this regard shall be final and binding on all parties. In the event of any other change to the capital structure of the Company, the Board or Committee shall have the discretion to determine what if any adjustments shall be made. Unless the Board or Committee specifies otherwise, any securities issuable as a result of any such adjustments shall be rounded down to the next lower whole security. The Board or Committee need not adopt the same rules for each Award or each Awardee.
     10.3 Change of Control Transactions. In the event of a Change of Control, any or all outstanding Awards shall be subject to the definitive agreement governing the Change of Control transaction. Such transaction agreement may provide, without limitation and in a manner that is binding on all parties, for (1) the assumption, substitution or replacement with equivalent awards of outstanding Awards (but in each case adjusted to reflect the transaction terms) by the surviving corporation or its parent, (2) continuation of outstanding Awards (but again adjusted to reflect the transaction terms) by the Company if the Company is a surviving corporation, (3) accelerated vesting, or lapse of repurchase rights or forfeiture conditions applicable to, and accelerated expiration or termination of, the outstanding Awards, or (4) settlement of outstanding Awards (including termination thereof) in cash. Except for adjustments to reflect the transaction terms as referenced above or, to the extent any Award or Award Shares are subject to accelerated vesting or lapse of restrictions approved by the Board or Committee upon specific events or conditions (and then only to the extent such acceleration benefits are reflected in the transaction agreement, the applicable Award Agreement or another written agreement between the participant and the Company), any outstanding Awards that are assumed, substituted, replaced with equivalent awards or continued shall continue following the transaction to be subject to the same vesting or other restrictions that applied to the original Award. The Administrator need not adopt the same rules or apply the same treatment for each Award or Awardee.
     10.4 Dissolution. Notwithstanding anything herein to the contrary, in the event of a dissolution or liquidation of the Company, to the extent an Award has not been exercised or the Shares subject thereto have not been issued in full prior to the earlier of the completion of the transaction or the applicable Award Expiration Date, then outstanding Awards shall terminate immediately prior to the transaction.
11. Award Grants to Non-Employee Directors
     11.1 General.
     Consistent with the terms of this Plan and as reflected in individual Award Agreements, the Administrator or, if required by Applicable Law, the Board, may grant Awards to Directors who are not Employees (“Non-Employee Directors”) on such terms and conditions as it determines, including to provide for satisfaction of Director fee or retainer payments through issuance of Awards under the Plan. Such Awards may be done by establishing an annual or other periodic grant program, or may done through action taken to approve individual Awards from time to time. To the extent that the Administrator or the Board from time to time establish an annual or other periodic grant program for Non-Employee Directors, it may at any time amend, suspend or terminate such program with respect to Awards that have not yet been granted, without the need for approval from any Non-Employee Director who might otherwise have benefited from such Awards or from the stockholders.
     11.2 Non-Employee Director Award Guidelines
     Awards granted by the Board pursuant to Section 11.1 may be granted only with the approval of the Committee or a majority of the Company Directors then serving on the Board who meet the director independence standards of Nasdaq (or such other primary exchange or system on which Shares are traded or quoted).
12. Tax Matters
     12.1 Tax Withholding.
          (a) General. Whenever Awards are granted, Award Shares vest, are issued or become free of restrictions, or Awards or Award Shares are transferred, the Company may require the Awardee to remit to the Company an amount sufficient to satisfy any applicable tax withholding requirement, whether the related tax is imposed on the Awardee or the Company. The Company shall have no obligation to deliver Award Shares or release Award Shares from an escrow or permit a transfer of Award Shares until the Awardee has satisfied those tax withholding obligations. The Awardee accepts this requirement as a condition of his or her receipt of the Award. To the extent any payment in satisfaction of Awards is made in cash, the payment will be reduced by an amount sufficient to satisfy all tax withholding requirements.
          (b) Method of Payment. The Awardee shall pay any required withholding using the forms of consideration described in Section 6.4(b), except that, in the discretion of the Administrator, the Company may also permit the Awardee to use any of the forms of payment described in Section 6.4(c). If the Administrator permits Award Shares to be withheld from the Award to satisfy applicable withholding obligations, the Fair Market Value of the Award Shares withheld, as determined as of the date of withholding, shall not exceed the amount determined by the applicable minimum statutory withholding rates to the extent the Administrator determines such limit is necessary or advisable in light of generally accepted accounting principles.
     12.2 Reporting of Dispositions. Any holder of Option Shares acquired under an Incentive Stock Option shall promptly notify the Administrator, following such procedures as the Administrator may require, of the sale or other disposition of any of those Option Shares if the disposition occurs during: (a) the longer of two years after the Grant Date of the Incentive Stock Option and one year after the date the Incentive Stock Option was exercised, or (b) such other period as the Administrator has established.
     12.3 Liability for Applicable Taxes.
     Regardless of any action the Company or the Awardee’s employer (the “Employer”) takes with respect to any or all income tax, social security, payroll tax, payment on account, other tax-related withholding or information reporting (“Tax-Related Items”), the Awardee acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by him is and remains the Awardee ‘s responsibility and that the Company and or the Employer (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of an Award; and (ii) do not commit to structure the terms or any aspect of an Award granted hereunder to reduce or eliminate the Awardee ‘s liability for Tax-Related Items. The Awardee shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of the Awardee’s participation in the Plan that cannot be satisfied by the means previously described. The Company may refuse to deliver any benefit under the Plan if the Awardee fails to comply with his or her obligations in connection with the Tax-Related Items.

13. Compliance with Law
     13.1 General. The grant of Awards and the issuance and subsequent transfer of Award Shares shall be subject to compliance with all Applicable Law, including all applicable securities laws. Awards may not be exercised, and Award Shares may not be transferred, in violation of Applicable Law. Thus, for example, Awards may not be exercised or issued unless: (a) a registration statement under the Securities Act is then in effect with respect to the related Award Shares, or (b) in the opinion of legal counsel to the Company, those Award Shares may be issued in accordance with an applicable exemption from the registration requirements of the Securities Act and any other applicable securities laws. The failure or inability of the Company to obtain from any regulatory body the authority considered by the Company’s legal counsel to be necessary or useful for the lawful issuance of any Award Shares or their subsequent transfer shall relieve the Company of any liability for failing to issue those Award Shares or permitting their transfer. As a condition to the exercise of any Award or the transfer of any Award Shares, the Company may require the Awardee to satisfy any requirements or qualifications that may be necessary or appropriate to comply with or evidence compliance with any Applicable Law. The Company shall have no liability to any Awardee or any party who might claim through the Awardee to the extent that the Awardee (or his or her permitted transferee) is required to forfeit an Award, or the benefits received or to be received under an Award, pursuant to any Applicable Law.
     13.2 Tax Matters. Notwithstanding anything to the contrary contained herein, to the extent that the Administrator determines that any Award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable Award Agreement, the Award Agreement evidencing such Award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under Applicable Law (and unless otherwise stated in the applicable Award Agreement), the Plan and the Award Agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement provides otherwise, with specific reference to this sentence), to the extent that an Awardee holding an Award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six months following the date of such Awardee’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the Awardee’s death.
14. Amendment or Termination of this Plan or Outstanding Awards
     14.1 Amendment and Termination. The Board may at any time amend, suspend, or terminate this Plan.
     14.2 Stockholder Approval. The Company shall obtain the approval of the Company’s stockholders for any amendment to this Plan if stockholder approval is necessary or desirable to comply with any Applicable Law or with the requirements applicable to the grant of Awards intended to be Incentive Stock Options; provided however that the Company shall obtain stockholder approval of any of the following: (a) other than an increase under Section 10.2, an increase to the Shares reserved for issuance hereunder; (b) an expansion of the class of persons eligible to receive Awards hereunder; or (c) otherwise than as provided under Section 10, any amendment of outstanding Options or SARs that effects a repricing of such Awards or other lowering of the original Option Price or grant date Fair Market Value that applies to a SAR. For Stock Awards to continue to be eligible to qualify as “performance-based compensation” under Code Section 162(m), the Company’s stockholders must re-approve the material terms of the performance goals included in the Plan by the date of the first stockholder meeting that occurs in the fifth year following the year in which the stockholders first approved the Plan. The Board may also, but need not, require that the Company’s stockholders approve any other amendments to this Plan.
     14.3 Effect. No amendment, suspension, or termination of this Plan, and no modification of any Award even in the absence of an amendment, suspension, or termination of this Plan, shall impair any existing contractual rights of any Awardee unless the affected Awardee consents to the amendment, suspension, termination, or modification. Notwithstanding anything herein to the contrary, no such consent shall be required if the Board determines, in its sole and absolute discretion, that the amendment, suspension, termination, or modification: (a) is required or advisable in order for the Company, this Plan or the Award to satisfy Applicable Law, to meet the requirements of any accounting standard or to avoid any adverse accounting treatment, or (b) in connection with any transaction or event described in Section 10, is in the best interests of the Company or its stockholders. The Board may, but need not, take the tax or accounting consequences to affected Awardees into consideration in acting under the preceding sentence. Those decisions shall be final, binding and conclusive. Termination of this Plan shall not affect the Administrator’s ability to exercise the powers granted to it under this Plan with respect to Awards granted before the termination of Award Shares issued under such Awards even if those Award Shares are issued after the termination.
15. Reserved Rights
     15.1 Nonexclusivity of this Plan. This Plan shall not limit the power of the Company or any Affiliate to adopt other incentive arrangements including, for example, the grant or issuance of stock options, stock, or other equity-based rights under other plans.
     15.2 Unfunded Plan. This Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees, any such accounts will be used merely as a convenience. The Company shall not be required to segregate any assets on account of this Plan, the grant of Awards, or the issuance of Award Shares. The Company and the Administrator shall not be deemed to be a trustee of stock or cash to be awarded under this Plan. Any obligations of the Company to any Awardee shall be based solely upon contracts entered into under this Plan, such as Award Agreements. No such obligations shall be deemed to be secured by any pledge or other encumbrance on any assets of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any such obligations.
16. Special Arrangements Regarding Award Shares
     16.1 Escrow of Stock Certificates. To enforce any restrictions on Award Shares, the Administrator may require their holder to deposit the certificates representing Award Shares, with stock powers or other transfer instruments approved by the Administrator endorsed in blank, with the Company or an agent of the Company to hold in escrow until the restrictions have lapsed or terminated. The Administrator may also cause a legend or legends referencing the restrictions to be placed on the certificates.
     16.2 Repurchase Rights.
          (a) General. If a Stock Award is subject to vesting or other forfeiture conditions, the Company shall have the right, during such period after the Awardee’s Termination as is specified by the Administrator to repurchase any or all of the Award Shares that were unvested or otherwise subject to forfeiture as of the date of that Termination. The repurchase price shall be such price as is determined by the Administrator and set forth in the Award Agreement, subject to adjustment under Section 10. The repurchase price shall be paid in cash. The Company may assign this right of repurchase.
          (b) Procedure. The Company or its assignee may choose to give the Awardee a written notice of exercise of its repurchase rights under this Section 16.2. However, the Company’s failure to give such a notice shall not affect its rights to repurchase Award Shares. The Company must, however, tender the repurchase price during the period specified in this Section 16.2 for exercising its repurchase rights in order to exercise such rights.
     16.3 Deferral of Award Benefits. The Administrator may in its discretion and upon such terms and conditions as it determines appropriate permit one or more Awardees whom it selects to (a) defer compensation payable pursuant to the terms of an Award, or (b) defer compensation arising outside, even if in connection with, the terms of this Plan pursuant to a program that provides for deferred payment in satisfaction of such other compensation amounts through or in connection with the issuance of one or more Awards. Any such deferral arrangement shall be evidenced by an Award Agreement in such form as the Administrator shall from time to time establish, and no such deferral arrangement shall be a valid and binding obligation unless evidenced by a fully executed Award Agreement, the form of which the Administrator has approved, including through the Administrator’s establishing a written program (the “Program”) under this Plan to govern the form of Award Agreements participating in such Program. Any such Award Agreement or Program shall specify the treatment of dividends or dividend equivalent rights (if any) that apply to Awards governed thereby, and shall further provide that any elections governing payment of amounts pursuant to such Program shall be in writing, shall be delivered to the Company or its agent in a form and manner that complies with Code Section 409A and the Guidance, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution in a manner required by the Administrator, and shall specify the amount to be distributed in settlement of the deferral arrangement, as well as the time and form of such distribution.
17. Beneficiaries
     An Awardee may file a written designation of one or more beneficiaries who are to receive the Awardee’s rights under the Awardee’s Awards after the Awardee’s death. An Awardee may change such a designation at any time by written notice. If an Awardee designates a beneficiary, the beneficiary may exercise the Awardee’s Awards after the Awardee’s death. If an Awardee dies when the Awardee has no living beneficiary designated under this Plan, the Company shall allow the executor or administrator of the Awardee’s estate to exercise the Award or, if there is none, the person entitled to exercise the Option under the Awardee’s will or the laws of descent and distribution; provided the Company may require of any such person, evidence of authority to act in such capacity as it deems appropriate. In any case, no Award may be exercised after its Expiration Date.
18. Miscellaneous
     18.1 Governing Law. This Plan, the Award Agreements and all other agreements entered into under this Plan, and all actions taken under this Plan or in connection with Awards or Award Shares, shall be governed by the laws of the State of Delaware.
     18.2 Determination of Value. Fair Market Value shall be determined as follows:
          (a) Listed Stock. If the Shares are traded on any established stock exchange or quoted on a national market system, Fair Market Value shall be the closing sales price for the Shares as quoted on that stock exchange or system for the date the value is to be determined (the “Value Date”) as reported in The Wall Street Journal or a similar publication. If no sales are reported as having occurred on the Value Date, Fair Market Value shall be that closing sales price for the last preceding trading day on which sales of Shares are reported as having occurred. If no sales are reported as having occurred during the five trading days before the Value Date, Fair Market Value shall be the closing bid for Shares on the Value Date (or on the last preceding date on which a closing bid for the Shares was made). If Shares are listed on multiple exchanges or systems, Fair Market Value shall be based on sales or bid prices on the primary exchange or system on which Shares are traded or quoted.
          (b) Stock Quoted by Securities Dealer. If Shares are regularly quoted by a recognized securities dealer but selling prices are not reported on any established stock exchange or quoted on a national market system, Fair Market Value shall be the mean between the high bid and low asked prices on the Value Date. If no prices are quoted for the Value Date, Fair Market Value shall be the mean between the high bid and low asked prices on the last preceding trading day on which any bid and asked prices were quoted.
          (c) No Established Market. If Shares are not traded on any established stock exchange or quoted on a national market system and are not quoted by a recognized securities dealer, and unless otherwise required by Applicable Law, the Administrator (following guidelines established by the Board or Committee) will determine Fair Market Value in good faith using any reasonable valuation method. The Administrator will consider the following factors, and any others it considers significant, in determining Fair Market Value: (i) the price at which other securities of the Company have been issued to purchasers other than Employees, Directors, or Consultants, (ii) the Company’s stockholder’s equity, prospective earning power, dividend-paying capacity, present value of future cash flows, and value of tangible and intangible assets, if any, and (iii) any other relevant factors, including the economic outlook for the Company and the Company’s industry, the Company’s position in that industry, the Company’s goodwill and other intellectual property, and the values of securities of other businesses in the same industry.

     18.3 Reservation of Shares. During the term of this Plan, the Company shall at all times reserve and keep available such number of Shares as are still issuable under this Plan.
     18.4 Electronic Communications. Any Award Agreement, notice of exercise of an Award, or other document required or permitted by this Plan may be delivered in writing or, to the extent determined by the Administrator, electronically. Signatures may also be electronic if permitted by the Administrator.
     18.5 Notices. Unless the Administrator specifies otherwise, any notice to the Company under any Option Agreement or with respect to any Awards or Award Shares shall be in writing (or, if so authorized by Section 18.4, communicated electronically), shall be addressed to the Secretary of the Company, and shall only be effective when received by the Secretary of the Company.

PROXY CARD
OSTEOTECH, INC.
PROXY
COMMON STOCK
ANNUAL MEETING: JUNE 21, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     Sam Owusu-Akyaw and Mark H. Burroughs, and each of them, as proxies, with full power of substitution in each of them, are hereby authorized to represent and to vote, as designated below and on the reverse side, upon the following proposals and in the discretion of the proxies on such other matters as may properly come before the Annual Meeting of Stockholders of Osteotech, Inc. to be held at the Sheraton Eatontown Hotel and Conference Center, 6 Industrial Way East, Eatontown, New Jersey 07724 on Thursday, June 21, 2007, at 9:00 am local time or any adjournment(s), postponement(s) or other delay(s) thereof (the “Annual Meeting”), all shares of common stock of Osteotech to which the undersigned is entitled to vote at the Annual Meeting. The following proposals are more fully described in the Notice of Annual Meeting and Proxy Statement for the Annual Meeting dated May 9, 2007 (receipt of which is hereby acknowledged).
     UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3 AND WILL BE VOTED, EITHER FOR OR AGAINST, AT THE DISCRETION OF THE PROXIES, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSALS 1, 2 AND 3.
(Continued and to be dated and signed on the reverse side.)
OSTEOTECH, INC.
51 JAMES WAY
EATONTOWN, NJ 07724

1. To elect six (6) directors.	FOR all nominees ☐ listed below.	WITHHOLD AUTHORITY ☐ for all nominees listed below	FOR ALL EXCEPT ☐ those nominees that I have listed below
     Nominees: Kenneth P. Fallon, III, Stephen S. Galliker, Robert W. Gunn, Sam Owusu-Akyaw, Robert J. Palmisano and James M. Shannon, (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE “FOR ALL EXCEPT” BOX AND WRITE THAT NOMINEE’S NAME IN THE SPACE PROVIDED BELOW.)

Exceptions:

2.	To approve the adoption of the 2007 Stock Incentive Plan.
FOR ☐                                        AGAINST ☐                                         ABSTAIN ☐
3.	To ratify the appointment of BDO Seidman, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2007.
FOR ☐                                        AGAINST ☐                                         ABSTAIN ☐
4.	To transact such other business as may properly come before the Annual Meeting.

PLEASE CHECK THIS BOX IF YOU EXPECT
TO ATTEND THE ANNUAL MEETING IN PERSON. ☐

(Please sign exactly as name appears to the left, date and return. If shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Please Date:

Sign Here:

Additional Signature (if held jointly)

Votes must be indicated in Black or Blue ink.
PLEASE SIGN AND DATE AND RETURN YOUR PROXY TODAY